                                                                   EXHIBIT 10.31
                                               ---------------------------------
                                               Confidential Treatment Requested
                                               under 17 C.F.R.(S)(S)200.80(b)(4)
                                               200.83 and 230.406
                                               ---------------------------------
[LOGO OF METRICOM APPEARS HERE]

                           MASTER SERVICES AGREEMENT

THIS MASTER SERVICES AGREEMENT (the "Agreement"), effective September 21, 1999 (the "Effective Date") by and between METRICOM, INC. a Delaware corporation (hereinafter referred to as "Metricom") and WIRELESS FACILITIES, INC., a Delaware corporation, and its affiliates (hereinafter referred to as "WFI") sets forth the terms and conditions ("Terms and Conditions") for the acquisition of WFI's services. Services acquired hereunder shall be described in a Statement of Work attached hereto as an exhibit. The terms of each Statement of Work, taken together with these Terms and Conditions, shall constitute a separate agreement ("Agreement") and shall be considered independent of any other agreements between the parties that incorporate these Terms and Conditions. Each Statement of Work shall incorporate these Terms and Conditions by reference. Any terms and conditions in said Statement of Work which expressly supersedes any terms and conditions in these Terms and Conditions shall apply only to the specific services defined in said Statement of Work. (Metricom and WFI are each hereinafter referred to individually as a "Party" or collectively as "Parties").

WHEREAS, Metricom intends to acquire sites and construct facilities in order to develop and operate a wireless Mobile Data Services system (the "Project")

WHEREAS, the Parties have reached an agreement whereby WFI will provide various business and strategic consulting, network development design and development services to Metricom in connection with the Project as requested by Metricom and as set forth in a Statement of Work.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

ARTICLE I  DEFINITIONS
           -----------

1.1   Definitions.   Unless the context clearly requires otherwise, each of the
      ------------
following terms, when used in this Agreement with initial capitals, shall have the meaning set forth for such term below:

Accepted Engineering Practices means those current standards of care and
- ------------------------------
diligence normally practiced by recognized engineering firms in performing services of nature similar to that of the Services.

Affected Party shall have the meaning as set forth in Section 11.1.
- --------------

Affiliates shall mean any entity that directly or indirectly controls, or is
- ----------
controlled by, or is under common control by a party. The term "control" in this Section shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

Agreement means this Agreement for Engineering, Procurement and Construction
- ---------
(including all Exhibits).

Amendment means a written amendment to this Agreement executed by Metricom and
- ---------
WFI as provided in Section 2.7 (a).

Beneficial Use shall mean possession of or any commercial use of the Services by
- --------------
the Metricom whether Metricom accrues any compensation therefore or not.

Business Day means any Day on which commercial banks are not authorized or
- ------------
required to close (but, in any event, excluding Saturdays and Sundays).

Change, Changed means any change in (i) the Services, (ii) the Statement of
- ---------------
Work, (iii) the Project Cost or (iv) the Project Schedule.

Change Directive means written directive by Metricom's Representative
- ----------------
authorizing WFI to perform changed Services prior to execution of a Change
Order.

Change in Laws and Regulations has the meaning set forth for that term in
- ------------------------------
Section 2.8(b).

Change Order means a written order regarding a Change issued, accepted and
- ------------
executed by Metricom and WFI in accordance with Article IV.

Claims has the meaning set forth for that term in Article 7.
- ------

Commercial Operations Date means the first day following Provisional Acceptance.
- --------------------------

Components means any and all systems, subsystems, assemblies, subassemblies,
- ----------
materials and equipment (including parts, instruments, software, and hardware), and every item of whatever nature, including all documentation related thereto, incorporated into the Services or the Services and to be provided by WFI or its Vendors or Subcontractors under this Agreement, but excluding all Construction Aids.

Confidential Information shall mean any confidential or proprietary
- ------------------------
information, including without limitation, any design tools, designs, schematics, source code, plans or any other information relating to any research project, Services in process, future development, scientific, engineering, manufacturing, marketing or business plan, or financial or personnel matter relating to either party, its present or future services, sales, suppliers, customers, employees, compensation, investors or business, identified and marked by the disclosing party as "Confidential Information," whether in oral, written, graphic or electronic form. If disclosed in oral form, such Confidential Information must be reduced to writing and marked as Confidential Information within thirty (30) days following disclosure.

Construction Aids means all materials, supplies, construction equipment,
- -----------------
construction tools, field office equipment, field office supplies, scaffolding and form lumber, temporary buildings and facilities, computer software and computer hardware used in design and other items that are required for the Services but which are not intended to become a permanent part of the Services.

Contamination has the meaning set forth for that term in Section 3.6.
- -------------

Day means a calendar day unless otherwise stated or unless the context within
- ---
which such term is used clearly indicates another meaning.

Debtor Relief Law has the meaning set forth for that Section 10.1 (d).
- -----------------

Deliverables shall mean any agreements, products, designs, schematics,
- ------------
tools, code, technical data, inventions, know-how and associated Intellectual Property Right created during the performance of the Services as set forth in the applicable Statement of Work, and any Documentation related to any of the foregoing.

Documentation shall mean any installation, operation, administrator and end
- -------------
user manuals, any site preparation guides or configuration guides, any media containing any of the foregoing, as well as any other operations and maintenance manuals, training materials and other technical and user documentation, including without limitation any schematics, design documents, analyses and technical overviews.

Effective Date means the date on which this Agreement is executed and delivered
- --------------
by the parties.

Environmental Laws means all federal, state and local laws, rules, regulations,
- ------------------
orders, standards and interpretations concerning environmental matters to the extent applicable to the Services or the operation thereof.

Extraordinary Site Conditions means (i) any unknown man-made subsurface
- -----------------------------
obstruction or archeological artifacts not disclosed by investigations or reports performed or provided to WFI and (ii) any contamination, hazardous materials or waste, excluding such waste brought to the Site by WFI, Subcontractors or Vendors in the performance of the Services.

Final Completion shall have the meaning set forth for that term in Section 9.4.
- ----------------

Final Completion Date means the date on which Final Completion occurs.
- ---------------------

Final Plans and Specifications means the final drawings, technical
- ------------------------------
specifications and operations and maintenance procedures and specifications to be prepared by WFI with respect to the Services in accordance with the Statement of Work.

Final Invoice has the meaning set forth for that term in Section 5.6.
- -------------

Force Majeure has the meaning set forth for that term in Section 11.1.
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Functional Tests means the various tests, if any, of the Services and its
- ----------------
Components to be completed as part of the Statement of Work.

Indemnified Persons has the meaning set forth for that term in Section 7.1.
- -------------------

Initial Term shall have the meaning as set forth in Section 2.2.
- ------------

Intellectual Property Rights shall mean any and all intellectual property
- ----------------------------
and/or proprietary rights, including without limitation, all mask Services rights, all copyrights (including rights in audiovisual Services), moral rights, trademarks, trade names, patent rights (including patent applications and disclosures) and trade secret rights, now known or hereafter recognized in any jurisdiction in the world.

Invoice means the monthly invoice to be submitted by WFI to Metricom in
- -------
accordance with and as defined in Section 5.3.

Laws and Regulations means all federal, state and local laws, rules,
- --------------------
regulations, orders, codes, standards (including building and related codes and standards) and interpretations, including the Occupational Safety and Health Act
(1970), the Permits, all Environmental Laws and all applicable equal employment opportunity programs.

Mechanics' or Materialmen's Lien has the meaning set forth for that term in
- --------------------------------
Section 10.3.

Metricom has the meaning set forth for that term in the Preamble to this
- --------
Agreement.

Metricom Permits means all Permits with respect to the Services required to be
- ----------------
taken out in the name of Metricom which are necessary for the performance of the Services.

Metricom's Representative means the person(s) who, from time to time, shall be
- -------------------------
authorized by Metricom in writing to act on behalf of Metricom and with whom WFI may consult as set forth in Section 3.1.

Milestone Payment Schedule means the schedule of the payments to be made to WFI
- --------------------------
for the performance of the Services which is set forth in Exhibit III.

Milestone Payments means the monthly payments against the Project Cost payable
- ------------------
pursuant to Section 5.5.

Miscellaneous Equipment and Furnishings means maintenance tools, maintenance
- ---------------------------------------
equipment, spare parts, and laboratory furnishings and equipment.

Network means the network described in the Statement of Work.
- -------

Notice shall have the meaning as set forth in Section 16.2.
- ------

Notice to Proceed has the meaning set forth for that term in Section 2.3.
- -----------------

Permits means the licenses and permits required for the construction and
- -------
operation of the Project

Program Director means the person designated by WFI who shall be authorized to
- ----------------
act on behalf of WFI and with whom Metricom or Metricom's Representative may consult as set forth in Section 2.7(a).

Program Manager means the person designated by the Program Director with the
- ---------------
delegated authority to act on behalf of WFI and with whom Metricom or Metricom's Representative may consult as set forth in Section 2.7(a).

Progress Report has the meaning set forth for that term in Section 2.7(c).
- ---------------

Project Cost means the budgeted estimated project cost price for the Services,
- ------------
as adjusted pursuant to Article IV.

Project Schedule means the schedule for the carrying out and completion of the
- ----------------
Services which is attached hereto as Exhibit II.

Property means the Services, the Project, the Site and the real property of
- --------
which the Site is a part.

Punch List Items means administrative items or other items of the Services the
- ----------------
cost of which is immaterial and the omission of which would not adversely affect the safe Commissioning and Testing or commercial operation of any Component or the Services as contemplated under Section 9.3(a).

Renewal Term shall have the meaning as set forth in Section 2.2.
- ------------

Risk of Loss Date means the date set forth for that term is Section 7.3.
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                                 Page 4 of 27

Schedule of Values means the schedule in Exhibit III of the milestones in WFI's
- ------------------
performance of the Services which are to be completed as a condition to WFI's right to receive each of the payments to be made pursuant to the Milestone Payment Schedule.

Services means the procurement, supply or provision of all Components (including
- --------
materials, supplies and equipment), Documents and all other things, and the performance, procurement, supply or provision of all Services (including all labor) as set forth in the Statement of Work, in each case as necessary or reasonably appropriate to accomplish the design, engineering, procurement, construction management, Substantial Completion, and Final Completion of the Services, all in accordance with Article II, the Statement of Work and the Final Plans and Specifications.

Site means the physical location of the candidate and/or selected base station,
- ----
base station controller or mobile switching center site, as the case may be, and all structures, improvements, foundations, towers, and other facilities necessary to house or hold equipment and all other related third party equipment.

Statement of Work means the total extent and general description of the Services
- -----------------
as set forth in Exhibit I.

Subcontractor(s) means those persons or companies who have a contract with WFI
- ----------------
or any other person or entity for the performance of any part of the Services, including Subcontractors of whatever tier.

Substantial Completion means completion of the physical construction of the
- ----------------------
Services, and the completion of other Services (with the exception of Punch List Items, Testing and delivery of as-built drawings in accordance with Exhibit I, the Statement of Work and the Final Plans and Specifications, to such point that the Services shall be ready for Commissioning.

Suspension Period shall have the meaning as set forth in Section 10.5.
- -----------------

Taxes has the meaning set forth for that term in Section 5.4.
- -----

Testing means the conduct of the Tests of the Services in accordance the
- -------
Statement of Work.

Vendor(s) means those persons or companies providing or supplying any materials
- ---------
and equipment to WFI or Subcontractors for the Project, but who do not perform construction Services at the Site and who are not Subcontractors.

Warranty Services means any curative or remedial Services performed by WFI or
- -----------------
any Subcontractor or Vendor pursuant to any warranty under this Agreement or any warranty to be obtained or administered under this Agreement.

Week shall mean five (5) calendar Days as defined herein.
- ----

WFI has the meaning set forth for that term in the preamble to this Agreement.
- ---

WFI Default has the meaning set forth for that term in Section 10.1.
- -----------

WFI Permits means all Permits to be obtained in the name of WFI and required for
- -----------
the Services and initial operation of the Services until Provisional Acceptance, but excluding all Metricom Permits.

WFI Warranties means the warranties of WFI pursuant to Article VI.
- --------------

WFI Warranty Period has the meaning set forth for that term in Section 6.1.
- -------------------

WFI Waste Materials has the meaning set forth for that term in Section 2.12.
- -------------------

1.2   Rules of Interpretation.   Defined terms include the plural as well as the
      ------------------------
singular. Any agreement defined or referred to above shall include each amendment, modification and supplement thereto and waiver thereof as may become effective from time to time, except where otherwise indicated. Any term defined by reference to any other agreement shall have such meaning whether or not such document is in effect. Any reference to an article, section or exhibit shall refer to an article, section or exhibit of this Agreement unless otherwise specified. The terms "hereof," "herein," "hereunder" and comparable terms refer to the entire agreement with respect to which such terms are used and not to any particular article, section or other subdivision thereof. A reference to any law includes any amendment or modification to such law made before the relevant date. A reference to any person includes its permitted successors and permitted assigns. The words "include," "includes" and "including" are not limiting. If any provision of this Agreement contemplates that the parties shall negotiate any matter after the Effective Date, such provision shall be construed to include an obligation of the parties to negotiate in good faith within the spirit and intent of this Agreement.

ARTICLE II  SCOPE OF SERVICES
            -----------------

2.1   Description of the Services.   In accordance with and subject to the terms
      ----------------------------
and conditions of this Agreement, WFI hereby agrees to provide Services which may include, without limitation: program management, GIS data services, RF engineering, site acquisition services, zoning and permitting, construction management services, training, installation and testing for Metricom and Metricom's customers, business consulting and network maintenance, (the "Services") as listed in the Statement of Work. The Services will be compensated on a fixed fee, time and material or hourly basis as agreed by the Parties.

2.2   Term of Agreement.   The term of this Agreement shall be [***] from
      ------------------
the Effective Date unless otherwise terminated in accordance with this Agreement (the "Initial Term"). The Initial Term will automatically renew for additional successive terms of [***] (each, a "Renewal Term") unless either Party communicates its intention not to renew in writing to the other Party at least thirty (30) days prior to expiration of the Initial Term or current Renewal Term. The Parties agree that, for the purposes of the RF Services to be provided by WFI under the attached Statement of Work, Exhibit I, attached hereto, the Initial Term of the Agreement shall be [***] from the Effective Date which shall be September 1, 1999.

2.3   Notice to Proceed.   Metricom shall at any time after the Effective Date
      ------------------
deliver a written Notice to WFI to proceed with all or part of the Services (the "Notice to Proceed). WFI shall not be authorized by Metricom pursuant to this Agreement to proceed with the Services until its receipt of the Notice to Proceed.

2.4   Performance Standards.   WFI shall perform the Services, and shall provide
      ----------------------
Metricom with Services, such that:

      (a)   Components.  All Components shall be new and of good quality when
            -----------
            installed; shall be designed and manufactured, and of a grade, in accordance with recognized industry standards for such Components and shall be free from defects in materials and workmanship;

      (b)   Services.  All Services shall be performed in accordance with
            ---------
            accepted industry standards and in a good and workmanlike manner; and all Components shall be installed in accordance with manufacturer's specifications; and the Services will be designed and built to comply with all Laws and Regulations in effect at as of the Effective Date.

2.5   Permits.   WFI shall obtain at Metricom's expense all WFI Permits. WFI
      --------
shall provide Metricom with engineering and design data, information and support with respect to the design and performance characteristics of the Services to the extent reasonably requested or required by Metricom to assist Metricom in obtaining all

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*  CONFIDENTIAL TREATMENT REQUEST(ED)

Metricom Permits. If the requirements of Metricom Permits issued after the Effective Date effect a change in WFI's Statement of Work, or materially affect WFI's cost of performance hereunder or its ability to attain the Project Schedule or to perform by a date certain as required under this Agreement, a Change Order shall be issued for such purpose.

2.6   Compliance with Schedule.   WFI shall commence the Services as soon as
      -------------------------
practicable after receipt of the Notice to Proceed. WFI shall carry on and complete the Services in accordance with the Project Schedule as amended in accordance with Article IV.

2.7   Management and Conduct of the Services.   WFI shall manage and conduct the
      ---------------------------------------
Services in accordance with the terms of Exhibit I. Without limiting the generality of the foregoing, WFI shall:

      (a)   Appointment of Program Director.  Promptly following the Effective
            --------------------------------
            Date, appoint and give Metricom written Notice of the identity and appointment of a Program Director who shall be authorized to act on behalf of WFI and with whom Metricom may consult at all reasonable times, and whose instructions, requests, and decisions will be binding upon WFI as to all matters pertaining to this Agreement and the performance of the parties hereunder (provided no amendment or modification of this Agreement shall be effected except by a formal written Amendment executed by both parties and no Change shall be effected except by a Change Order and/or Change Directive). The Program Director will give written Notice to Metricom designating Project Managers who have the delegated authority to act on behalf of WFI and with whom Metricom may consult at all reasonable times, and whose instructions, requests and decisions will be binding upon WFI as to all matters pertaining to the Work.

      (b)   Project Schedule.  Provide Metricom with the Project Schedule, which
            -----------------
            shows major milestones for engineering, procurement, construction, Testing, Substantial Completion, Commissioning, Acceptance and Final Completion of the Services. The Project Schedule is consistent with the expected date of delivery of the Notice to Proceed and may be revised to reflect the actual date of delivery of the Notice to Proceed.

      (c)   Consultation and Coordination with Metricom.  Initially, WFI will
            --------------------------------------------
            consult with Metricom on a [***] basis. Thereafter, WFI will consult with Metricom on some other regularly scheduled basis as determined by both parties but in no event less frequently than [***]. At the time of each consultation, WFI shall deliver to Metricom a written report of progress achieved subsequent to the preceding consultation (a "Progress Report"). Such written report shall, in reasonable detail, consider material activities in the performance of the Services and indicate milestones reached and the occurrence of special events or circumstances affecting or related to the Services, if any, during the period covered by the report; the status of applications for, or other action taken to obtain, necessary Permits pursuant to Section 2.5 hereof and the applicable Statement of Work; leasing status, a Change Directive - Change Order status log and an evaluation of problems and deficiencies and a description of any planned corrective action with respect thereto. WFI shall advise Metricom of any significant changes, developments, or delays in the Services.

      (d)   Notice of Tests and Inspections.  Provide Metricom with prior
            --------------------------------
            written Notice of the time and place for the conduct of all equipment tests and inspections of Components on or before five (5) Business Days' prior to the related test, or inspection or such other period as may be agreed upon by WFI and Metricom, provided, in the case of any retesting shortly following a failed test, such Notice to Metricom may be verbal and within such reasonable period prior to such retest. In the case of field tests and inspections of the Services, WFI and Metricom will agree on the field tests and inspections as to which Notice will be given by WFI, and with respect to such field tests and inspections, WFI shall provide Metricom's Representative with reasonable

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* CONFIDENTIAL TREATMENT REQUEST(ED)

            Notice of, and an adequate opportunity to, attend such tests and inspections as are customary for Site coordination in the construction industry. WFI shall not be required to delay any testing if Metricom fails to appear at the approximate time and place designated by WFI. This section shall not preclude WFI from retesting any Component or the Services.

      (e)   Review and Inspection.  Subject to the restrictions on inspection
            ----------------------
            set forth in Section 2.7 (d), afford Metricom the opportunity to review and inspect all elements of the Services in a reasonable manner. WFI agrees to consider in good faith any and all comments made by Metricom, provided, however, WFI shall determine to what extent such comments should be considered as respects completion of the Services. Metricom shall have the right to require repair or replacement of any Services which is defective or not performed in accordance with the Statement of Work or the Final Plans and Specifications as specified in the applicable Statement of Work or deviates from other requirements of this Agreement, provided WFI shall have until Provisional Acceptance to complete such repair or replacement.

      (f)   Control of the Services.  WFI shall be solely responsible for all
            ------------------------
            construction means, methods, techniques, sequences, procedures and safety and security programs in connection with the performance of the Services.

      (g)   Site Acquisition Requirements and Milestones.  WFI shall perform the
            ---------------------------------------------
            Site acquisition services as more particularly described in the applicable Statement of Work. Metricom shall execute all Site Leases in Metricom's-name. WFI shall present all Site Leases to Metricom for execution.

2.8   Compliance With Laws and Regulations.
      -------------------------------------

      (a)   Performance of Services.  WFI shall make every reasonable effort to
            ------------------------
            perform the Services and its obligations pursuant to this Agreement, and shall cause all Subcontractors and Vendors to perform all elements of the Services to be performed by them, in compliance with all applicable Laws and Regulations as in force as of the Effective Date. WFI shall initiate and maintain reasonable safety precautions and programs to conform with applicable Laws and Regulations to prevent injury to persons or damage to property on the Site. WFI shall take reasonable steps to erect and maintain safeguards for the protection of workers and the public and eliminate or abate safety hazards created by or otherwise resulting from the performance of the Services. WFI shall take all precautions reasonably necessary for the safety and health of, and shall provide all reasonable protection to prevent damage, injury or loss to: (i) persons working at the Site employed by WFI or Subcontractors in connection with the Services, (ii) all materials and equipment to be incorporated into the Services, whether in storage on or off the Site, under the care, custody or control of WFI or any Subcontractor, and (iii) other property at the Site.

      (b)   Change of Laws and Regulations.  If there is a change in any Laws
            -------------------------------
            and Regulations in existence at the Effective Date or there is an enactment of any new Laws and Regulations after the Effective Date or if there is a change in the interpretation of any such Laws and Regulations ("Change in Laws and Regulations"), and if any such Change in Law and Regulations effects any change in the Statement of Work, or materially affect WFI's cost of performance hereunder or its ability to attain the Project Schedule or to perform by a date certain as required under this Agreement, a Change Order shall be issued for such purpose.

      (c)   Following Acceptance. From and after Acceptance, Metricom assumes
            ---------------------
            all responsibility for compliance by the Services with all Laws and Regulations.

2.9   Subcontractors.   WFI may subcontract any portion of the Services to a
      ---------------
Subcontractor or Vendor. WFI agrees it is as fully responsible to Metricom for the acts and omissions of its Subcontractors and Vendors and of persons either directly or indirectly employed by them as it is for the acts and omissions of persons directly employed by WFI. Notwithstanding the above, WFI may have portions of the Services performed by its affiliated entities or their employees, in which event WFI shall be responsible for such Services and Metricom will look solely to WFI as if the Services were performed by WFI.

2.10  Metricom as Contracting Party with Subcontractor.   If Metricom chooses to
      -------------------------------------------------
contract directly with subcontractor for work performed for the Project, then Metricom shall be solely responsible for the payment of service fees and expenses of such subcontractors for work performed in connection therewith. Metricom and WFI hereby acknowledge and agree that Metricom and not WFI shall be solely responsible for the payment of fees and expenses of subcontractors contracting directly with Metricom under this Agreement and for all purchase orders issued to subcontractors for performance of Services hereunder, and that Metricom shall be billed directly by such subcontractors.

Metricom agrees to include the following paragraph in its agreements with all subcontractors it directly contracts with and retains to perform, or assist WFI in performing, Services hereunder:

      Manager.  Subcontractor acknowledges that Metricom has retained Wireless
      -------
      Facilities, Inc., a Delaware corporation and its affiliates, including its designated employees, contractors and agents, if any ("Manager") to manage the Services rendered by Subcontractor at the sites. Subcontractor hereby consents to Metricom's delegation to Manager of any or all of Metricom's duties and responsibilities under this Agreement, with the exception of Metricom's payment obligations to Subcontractor. Subcontractor hereby agrees to work under the direction of Manager in performance of the Services. Subcontractor shall be responsible to Manager, as Metricom's designee, for the timely and accurate completion of all Services performed by Subcontractor under this Agreement. Under no circumstances, however, shall Subcontractor look to Manager for payment for Services under this Agreement. Metricom and Subcontractor acknowledge and agree that Metricom and not Manager shall be responsible for the payment of Subcontractor's fees under this Agreement and any purchase orders issued hereunder.

2.11  Materials Management Services.   At Metricom's request and written
      ------------------------------
authorization, WFI shall procure, pay for, receive and store equipment and building materials for use on the Project ("Materials Management Services"). Metricom shall compensate WFI for Materials Management Services by reimbursing WFI for the cost of such equipment and building materials, together with an administrative fee.

2.12  Clean Up.   WFI shall at all times keep the Site reasonably free from
      ---------
waste materials and rubbish resulting from materials and equipment procured by WFI or Construction Aids used by WFI in the performance of the Services, excluding waste described in Section 3.6 and hazardous waste described in clause
(ii) of the definition of Extraordinary Site Conditions ("WFI Waste Materials"). As soon as practicable after the earliest of (i) the Final Completion Date, or
(ii) the date upon which WFI shall no longer have any obligations under this Agreement, WFI shall remove all of its Construction Aids and remove any WFI Waste Material from and around the Site.

ARTICLE III  METRICOM RESPONSIBILITIES
             -------------------------

In addition to the obligations of Metricom set forth elsewhere in this Agreement, Metricom shall, at its own expense and at such times as may be required by WFI for the successful completion of the Services in accordance with the Project Schedule:

3.1   Metricom's Representative.   Metricom shall notify WFI, in writing, of the
      --------------------------
appointment of Metricom's Representative who shall be authorized to act on behalf of Metricom and with whom WFI may consult at all reasonable times, and whose instructions, requests and decisions shall be binding upon Metricom as to all matters pertaining to this Agreement and the performance of the parties hereunder, provided no amendment or modification of this Agreement shall be effected except by an Amendment executed by both parties and no change shall be effected except by a Change Order or Change Directive. Metricom's Representative will provide to WFI a written list of designated individuals who have the delegated authority to execute Change Directives.

3.2   Access.   Provide WFI and its Subcontractors rights of access to and use
      -------
of any Site or other location where the Services are to be performed.

3.3   Permits.   Except where obtaining such permits and/or licenses and any
      --------
associated documentation are specifically identified as being the responsibility of WFI as part of the Statement of Work, obtain the Metricom Permits and provide WFI with such information and assistance as WFI may reasonably request in obtaining any WFI Permits, and obtain any process and other permits and/or licenses which are required for the Services, and provide WFI with any drawings and specifications in connection with any such process or other license necessary for the completion of the Services and on which WFI shall rely.

3.4   Site Rules.   Abide by all reasonable Site safety rules promulgated by
      -----------
WFI.

3.5   Taxes.   Pay all real property taxes assessed against the Site or the
      ------
Services and any personal property and sales taxes on the Components, provided Metricom shall have the right to contest any such taxes in good faith by appropriate proceedings diligently prosecuted and (in the case of any such tax which WFI may be legally required to pay) for the payment of which Metricom has posted a bond or provided other security reasonably acceptable to WFI. In the event WFI is legally required to pay any such taxes (including related interest and penalties), amounts paid by WFI and the expenses incurred by it in connection with such payment shall be reimbursed by Metricom to WFI within ten
(10) days of demand.

3.6   Environmental Conditions.   Metricom shall, at Metricom's sole expense and
      -------------------------
risk, arrange for handling, storage, transportation, treatment and delivery for disposal of Contamination and Metricom shall be solely responsible for obtaining a disposal site for such material. Metricom shall look to the disposal Services and/or transporter for any responsibility or liability arising from improper disposal or transportation of such waste. WFI shall not have or exert any control over Metricom in Metricom's obligations or responsibilities as a generator in the storage, transportation, treatment or disposal of any Contamination. Metricom shall complete and execute any required governmental forms relating to regulated activities, including, but not limited to, generation, storage, handling, treatment, transportation, or disposal of Contamination. In the event WFI executes or completes any required governmental forms relating to regulated activities, including, but not limited to, storage, generation, treatment, transportation, handling or disposal of hazardous or toxic materials, WFI shall be and be deemed to have acted as Metricom's agent. Metricom shall indemnify, release and save WFI harmless from all damages, liability, expenses or penalties paid by WFI resulting from Contamination. The term "Contamination" as used in this subsection shall mean any hazardous or toxic substance, pollutant or contaminate as defined under applicable Environmental Laws present at the Site, which was not brought to the site by WFI or any Subcontractor to WFI.

ARTICLE IV  WORK ORDERS AND CHANGES IN THE SERVICES
            ---------------------------------------

4.1   General Change Order Procedure.   Metricom shall have the right to make
      -------------------------------
changes in the Services, within the general scope thereof, whether such changes be modifications, alterations or additions. Changes shall include the Project Cost and any other compensation, the Project Schedule and any other dates for performance by WFI hereunder, and other affected rights and obligations shall be adjusted to reflect (1) the addition to, modification of or deletion from the Services (performed or yet to be performed) or the Services,

(2) Metricom's request for or approval of performance of services in excess of WFI's standard Services day or Services week or such shorter times as are provided by applicable collective bargaining agreements or on a holiday customarily observed by WFI (including an allowance for loss of efficiency due to overtime or shift Services), (3) the discovery of any subsurface (including archeological finds) or climatic conditions of an unusual nature, differing materially from those ordinarily encountered in the jobsite area, (4) a Change in Law and Regulations by which WFI is required to pay increased or additional taxes, government-regulated transportation costs, or insurance not required as of the date of this Agreement, (5) delay or suspension of, or interference with, the Services by Metricom or by any other person or entity including, but not limited to, national, state and local governments, (6) modifications to design criteria or other information made during the performance of the Services and supplied by any person or entity other than WFI, (7) the consequences of Force Majeure.

4.2   Estimates and Authorizations.
      -----------------------------

      (a)   Procedure for Estimates.  In the event Metricom contemplates making
            ------------------------
            a Change, Metricom shall so advise WFI. Within five (5) Business Days following receipt of such advice, WFI shall submit to Metricom a preliminary written estimate relating to the proposed Change, including (i) any projected change in the cost of the performance of the Services and any projected modification of the Project Cost occasioned by such Change, (ii) the effect such Change could be expected to have on the Project Schedule, or any other schedule or dates for performance by WFI hereunder, and (iii) the potential effect of such Change on WFI's ability to comply with any of its obligations hereunder, including WFI's warranties. If Metricom elects to proceed with a more detailed examination of such proposed Change, within such period as shall be agreed upon by the parties, WFI shall submit to Metricom a detailed estimate relating to the contemplated Change on a written Change Order. If Metricom elects to proceed with the proposed Change, Metricom and WFI shall agree upon a Change Order, and the cost of WFI's detailed estimate shall be included in such Change Order. If Metricom elects not to proceed with such proposed Change, Metricom agrees to reimburse WFI for WFI's reasonable expenses incurred in connection with the preparation of the estimate of such proposed Change in accordance with the rates and markups pursuant to Exhibit III, in full and as part of the next monthly payment in accordance with Article V.

      (b)   Authorization of Change Order.  Within five (5) Business Days of
            ------------------------------
            receipt of WFI's estimate, Metricom shall review the detailed estimate with WFI for the purpose of determining whether to proceed with such Change and, if so, for the purpose of agreeing on the matters set forth therein, including a mutually acceptable change in the Project Cost, the Project Schedule and any other dates for performance by WFI hereunder, if any. If the parties reach agreement on the matters listed in the Change Order submitted by WFI, Metricom shall cause Metricom's Representative, and WFI shall cause its Program Director, to execute such form, as amended to reflect the agreement of the parties. WFI's Program Director shall execute such form as the originator thereof and Metricom's representative shall sign "Accepted by"; each shall initial any changes added to the form as originally presented. WFI shall promptly adjust the Project Schedule, the Schedule of Values and Milestone Payment Schedule and any other schedules or dates for performance by WFI hereunder requiring adjustment to reflect the Change agreed upon. Except as otherwise provided herein, in no event shall WFI undertake a Change in the Services until it has received a Change Order or Change Directive executed by the authority of the Metricom representative.

      (c)   Change Directive.  In the event Metricom's Representative directs
            -----------------
            WFI to perform Services prior to agreement to, and execution of a Change Order, Metricom Representative will execute a Change Directive authorizing WFI to perform the changed Services on a hourly rate in accordance with Exhibit V. The Services shall be performed on the hourly rate basis until an estimate of the impact of the Change can be prepared for Metricom review, agreement and execution in accordance with (c) above. The Change Directive will state the general scope of the changed Services to be performed and rough order of magnitude (ROM) estimate of the cost thereof.

4.3   Suspension.   Metricom may notify WFI in writing to suspend its Services
      -----------
on that portion of the Services affected by a contemplated Change (whether or not such Change will require a modification to the Statement of Work) pending Metricom's decision on such Change. There shall be an equitable adjustment of the Project Cost and dates set forth in the Project Schedule and other dates for performance by WFI hereunder on account of such suspension.

4.4   Force Majeure Caused Delay.   In the event of a Force Majeure event or
      ---------------------------
other event described in Section 11.1, in accordance with Section 11.3, Metricom shall execute and deliver to WFI a Change Order reflecting any adjustments to the Project Cost, the Project Schedule or any other dates for performance hereunder, or any other obligations under this Agreement.

4.5   WFI Initiated Changes.   WFI shall have the right to initiate Change
      ----------------------
Order's and/or Change Directives independent of requests by Metricom, with estimates to be prepared in accordance with Section 4.2. The WFI initiated Change Order shall be handled as if initiated by Metrico m.

4.6   Disputes.   If either party disputes the existence, extent, validity or
      ---------
affect of a Change, then either party may notify the other party that it desires to meet and resolve the dispute. If the dispute cannot be resolved to the mutual satisfaction of the parties within five (5) Business Days, then either party can demand binding dispute resolution in accordance with Section XIII.

ARTICLE V  COMPENSATION & PAYMENT
           ----------------------

5.1   Compensation.   In consideration of WFI's performance of the Services,
      -------------
Metricom shall pay WFI for all Services assigned by and rendered to Metricom pursuant to this Agreement. WFI will be reimbursed only for expenses which are expressly provided for in Exhibit III or which have been approved in advance in writing by Metricom, provided WFI has furnished such documentation for authorized expenses a Metricom may reasonably request. All work performed by WFI at Metricom's request in addition to the Services specifically set forth in this Agreement shall be compensated at the hourly rates agreed upon by the Parties and set forth in Exhibit III.

5.2   Milestone Payment Schedule.   The Milestone Payment Schedule contained in
      ---------------------------
Exhibit III establishes that portion of the compensation allocated to the various milestones set forth in the Milestone Payment Schedule, identifies portions of the Services for purposes of determining WFI's entitlement to Milestone Payments, and to the best of WFI's knowledge and judgment is a reasonable representation of milestones achieved during the calendar month. Upon attainment of each milestone, WFI shall submit an invoice to Metricom in accordance with Section 5.3.

5.3   Invoices.   On or before the tenth (10th) Day of each month during the
      ---------
performance of the Services (except that in the case of the initial payment under the Milestone Payment Schedule, such date shall be the expected date of issuance of the Notice to Proceed), WFI shall submit to Metricom an invoice with respect to (i) milestones achieved during the month (ii) a monthly Progress Report with respect to such milestones (or reference thereto if previously delivered to Metricom), and (iii) all other documentation required to be submitted by WFI pursuant to this Article V. WFI shall make available such documentation and materials as Metricom may reasonably require to substantiate WFI's right to payment of such Invoice in accordance with this Agreement, provided, however, WFI shall not be required to provide documentation relating to its commercial terms, including but not limited to the make-up of WFI's Project Cost, standard rates, fixed fees or amounts expressed as a percentage of other costs.

5.4   Taxes.   WFI shall pay or cause to be paid when due (a) all taxes,
      ------
governmental fees, assessments, charges or levies imposed in connection with the Services (other than fees and charges for Metricom Permits and for sales and property taxes on the Components, or revenues from operation of the Services),
(b) all import duties, (c) all taxes measured by wages earned by employees of WFI, any Subcontractor or any Vendor, and payroll, withholding, social security, workers' compensation and other similar employment taxes, and (d) all taxes calculated on the basis of WFI's receipts or income (collectively, "Taxes"); provided WFI shall have the right to contest any such Taxes in good faith by appropriate proceedings diligently prosecuted and, in the case of any Taxes which Metricom may be legally required to pay or which may result in lien on the Site, the Services or the Services for the payment of which WFI has posted a bond or provided other security reasonably acceptable to Metricom.

5.5   Payments.   Except as set forth in this subsection, undisputed invoices or
      ---------
undisputed portions thereof are payable in full within thirty (30) days upon receipt of invoice. Metricom shall review each such Invoice's and may make reasonably appropriate exceptions by providing WFI with written Notice thereof within ten (10) Days after receipt of such Invoice. Any amount of a Invoice which is disputed by Metricom as provided in this Article V shall be resolved in accordance with Section 13.1 and, once resolved, shall be paid within five (5) Business Days of the date of resolution.

5.6   Final Invoice.   Upon Final Completion, WFI shall submit a final Invoice
      --------------
("Final Invoice"), which shall set forth all amounts due and remaining unpaid to it pursuant to this Agreement in respect of the Project Cost.

5.7   No Obligation of Metricom to Subcontractors.   Nothing contained in this
      --------------------------------------------
Agreement shall (i) create or constitute a contractual relationship between any Vendor or Subcontractor and Metricom, or (ii) create any obligation on the part of Metricom to any Vendor or Subcontractor. Metricom shall have no obligation to pay or to see to the payment of any moneys to any Vendor or Subcontractor, except as may otherwise be required by law.

5.8   No Acceptance By Payment.   No partial payment made hereunder shall be
      -------------------------
construed to be acceptance or approval of that part of the Services to which such partial payment relates or to relieve WFI of any of its obligations hereunder with respect thereto.

5.9   [***]               .   WFI [***]
      --------------------

ARTICLE VI  WARRANTIES
            ----------

6.1   General Warranty.   WFI warrants for the period of time set forth on the
      -----------------
applicable Statement of Work  (the "WFI Warranty Period") that:

      (a)   Components.  All Components shall be (i) new and of good quality
            -----------
            when installed, (ii) designed and manufactured, and of a grade, in accordance with recognized industry standards for such Components,
            (iii) free from defects in materials and workmanship and (iv) installed in accordance with manufacturer's specifications; and

      (b)   Services.  All Services shall be performed (i) in accordance with
            ---------
            accepted industry practices, (ii) in accordance with applicable Laws and Regulations in effect at or prior to the

- -------------
* CONFIDENTIAL TREATMENT REQUEST(ED)
            commencement of the Agreement Effective Date, (iii) in a good and workmanlike manner, and (iv) in accordance with the Statement of Work.

6.2   Vendor Warranties.   WFI shall obtain from all Vendors from which WFI
      ------------------
procures materials and equipment including Components warranties with respect to such equipment as are reasonably available. Such warranties shall obligate the respective Vendors to repair or replace nonconforming or defective materials and equipment. All such warranties shall be assigned to Metricom upon Acceptance. During the WFI Warranty Period, WFI shall assume all responsibility at its expense for administering and enforcing such Vendor warranties, and Metricom may rely upon and deal only with WFI with respect to such warranties. WFI's liability with respect to such warranties shall be limited to procuring available warranties from such Vendors and rendering all reasonable assistance to Metricom (short of litigation) for the purpose of enforcing the same.

6.3   Correction of Nonconforming or Defective Services.   If Metricom shall
      --------------------------------------------------
notify WFI in writing during the WFI Warranty Period that any part of the Services does not meet the standards specified in Section 6.1 (such Notice to be provided with reasonable promptness after acquiring knowledge of such nonconformity or defect and, in any event, prior to ten (10) Business Days after Metricom becomes aware of the nonconformity or defect), then WFI shall, at its own cost, promptly reperform, repair or replace, at its option, such nonconforming or defective part of the Services, within its original Statement of Work. If WFI does not promptly commence to reperform or remove and replace any nonconforming or defective Services or any part thereof, Metricom shall give WFI at least ten (10) Business Days written Notice prior to proceeding with any correction of nonconforming or defective Services that Metricom reasonably believes involves a warranty claim, and if WFI fails to respond to such Notice, Metricom may proceed with the correction of such nonconforming or defective Services and all reasonable expenses of reperforming and removal, restoration shall be charged to WFI.

6.4   Wear and Tear.   WFI shall, in no event, warrant against and shall have no
      --------------
liability for the effects of ordinary wear and tear or erosion or corrosion, or failure of Services due to faulty operations or maintenance by Metricom or its representatives, agents or contractors, or conditions of service more severe than specified in the Statement of Work or other technical documents included with this Agreement. Further, WFI shall have no warranty obligation or liability for defects in the Services unless Metricom demonstrates the warranty claim is not attributable to WFI's reliance upon or use of data, design criteria, drawings, specifications or other information furnished by Metricom and Metricom provided WFI an opportunity to promptly make such diagnostic tests and perform such remedial services as WFI deemed appropriate in connection with any warranty claim made by Metricom. In the event such diagnostic services do not reveal any warranted defect in the Services, the costs of such tests, inspections or other diagnostic services, plus a reasonable negotiated fee, shall be paid by Metricom.

6.5   Limitation of Warranty.   The obligations contained in this Article VI
      -----------------------
govern and supersede any other terms in this Agreement which address warranties or the quality of the Services or the Services and are WFI's sole warranty and guarantee obligations and Metricom's exclusive remedies with respect to defects in the Services and the Services after Provisional Acceptance, provided that portion of the Services to be completed after Substantial Completion (other than warranty services) shall be performed in accordance with Article II until such Services is completed in accordance with the Agreement. All of the warranties and other obligations of WFI under this Article VI relate to the WFI Warranty Period and WFI shall not be obligated to correct or to pay for the cost of correcting, defects or deficiencies which become apparent after the expiration of the WFI Warranty Period. The provisions of this Article VI shall govern, modify and supersede any other terms of this Agreement relating to the quality of the Services and except as provided in this Article VI, there are no other warranties, express or implied, with respect to WFI's performance under this Agreement.


ARTICLE VII  INDEMNIFICATION
             ---------------

7.1   WFI's General Indemnity.   WFI shall defend, indemnify and hold Metricom
      ------------------------
and its respective affiliates, successors, assigns, employees, agents, officers and directors (such indemnified persons or entities collectively, the "Indemnified Persons") harmless from and against all damages, losses, costs and expenses (including, but not limited to, court costs and fees and expenses of counsel) (collectively, "Claims") resulting from the death or bodily injury to any person, or damage to any property to the extent caused by the sole negligent act, willful misconduct, tortious or otherwise unlawful act, error or omission by WFI or any Subcontractor to WFI.

7.2   Metricom's General Indemnity.   Metricom shall defend, indemnify and hold
      -----------------------------
WFI and its affiliates, and each of their respective successors, assigns, employees, agents, officers and directors (collectively, the "WFI Indemnified Persons") harmless from and against all damages, losses, costs and expenses (including, but not limited to, court costs and fees and expenses of counsel) (collectively, "Claims") resulting from the death or bodily injury to any person, or damage to any property of Site to the extent caused by the sole negligent act, willful misconduct, tortious or otherwise unlawful act, error or omission by Metricom or contractors under Metricom's direct supervision or control.

7.3   Protection of the Services.   WFI shall be responsible for and obligated
      ---------------------------
to replace, repair or reconstruct, and to furnish any Services furnished by WFI under this Agreement which are lost, damaged, or destroyed prior to the transfer of care, custody, and control of the Services or the affected portion thereof to Metricom (the "Risk of Loss Date"), provided, WFI shall not be obligated to replace, repair or reconstruct Services with respect to which proceeds of the insurance policy maintained pursuant to Section 8.1(d) have been paid for damage to the Services unless proceeds are available to finance that replacement, repair or reconstruction and Metricom shall permit such proceeds to be used to finance such replacement, repair or reconstruction. Metricom assumes all responsibility for such loss, damage or destruction following the Risk of Loss Date and WFI is released from all such liability.

7.4   Metricom's Property.   Metricom assumes responsibility and risk for all
      --------------------
loss of or damage to property owned by or in the custody of Metricom, however such loss or damage shall occur, and agrees to maintain property damage insurance fully covering said property from such risk naming WFI as additional insured and does hereby and shall cause its insurers to waive rights of subrogation against WFI and its Vendors and Subcontractors under any insurance which Metricom may carry.

7.5   Compliance with Laws and Regulations.   WFI shall indemnify and hold the
      -------------------------------------
Indemnified Persons harmless from and against all Claims caused by any violation of, any Laws and Regulations by WFI or any Subcontractor.

7.6   Notice and Defense.   The indemnified party shall notify the indemnifying
      -------------------
party in writing within ten (10) Days after the indemnified party becomes aware of any Claim for which the indemnified party seeks indemnity under this Article
VII. The indemnifying party shall have charge and direction of the defense of any such Claim and the indemnified party shall render all reasonable assistance, at the indemnifying party's expense that may be required by WFI and its counsel in the defense of such Claim.

7.7   Limitations.   WFI shall have no obligation to Metricom with respect to
      ------------
any damage or loss to property referred to above caused by the perils of war, insurrection, revolution, nuclear reaction, or other like perils as may be excluded under the scope and limits of the insurance coverage provided pursuant to Section 8.1 (d) and WFI's liability with respect to loss, damage or injury shall not exceed the scope and limits of the insurance coverage provided pursuant to Article VIII. Nothing in this Article VII shall be construed to require WFI to indemnify any person to the extent harm results from such person's own negligence, willful misconduct or other tortious act, error or omission.

ARTICLE VIII  INSURANCE
              ---------

8.1   WFI's Commitment.   Commencing with the Notice to Proceed with the
      -----------------
Services hereunder, and continuing until the earlier of Final Completion or termination of this Agreement (except with regard to "Builder's Risk" Course of Construction Insurance which shall commence and continue for the period specified in paragraph (d) below), WFI shall maintain, at its expense, insurance policies that are appropriate in scope and amount to properly cover WFI's obligations under the Agreements as follows:

      (a)   Employees.  Workers' compensation and/or all other social insurance
            ----------
            in accordance with the statutory requirements of the state, province, or country having jurisdiction over WFI's employees who are engaged in the Services, with employer's liability of one million dollars ($1,000,000) each accident;

      (b)   Public Liability.  Commercial general liability insurance in a
            -----------------
            combined single limit of two million dollars ($2,000,000) each occurrence for bodily injury to or death of persons and/or loss of or damage to property of parties other than Metricom and excluding the Services and the Services, which policy shall contain contractual liability coverage;

      (c)   Automobile.  Automobile liability insurance in a combined single
            -----------
            limit of one million dollars ($1,000,000) each occurrence for bodily injury to or death of persons and/or loss of or damage to property of parties other than Metricom and excluding the Services and the Services, arising from the use of motor vehicles, and shall cover operation on or off the Site of all motor vehicles licensed for highway use, whether they are owned or non-owned;

      (d)   The Services.  "Builder's Risk" Course of Construction insurance
            -------------
            protecting the respective interests of Metricom, WFI and Subcontractors covering physical loss or damage during course of construction and any materials and equipment while in transit (other than in the course of ocean marine or air transit movement, which is to be provided for pursuant to paragraph (e) below), while at the Site, awaiting and during erection, and until the Risk of Loss Date. This insurance shall be maintained to cover the replacement value of the Services at risk, to the extent available. This insurance shall not cover losses caused by the perils of war or nuclear reaction as defined in the policy of insurance nor shall it cover loss of use, business interruption, or loss of product. Metricom shall be included as an additional insured. A deductible of twenty-five thousand dollars ($25,000) shall apply to each and every covered loss, except earthquake, flood, windstorm, hot testing, and other deductibles as specified in the contract of insurance;

      (d)   Transit.  Ocean Marine Cargo Insurance (if appropriate) covering any
            --------
            and all materials and equipment which may be in transit to the Site by wet marine bottoms, or by air transportation, and/or by connecting conveyances. Such insurance shall be maintained to cover limits at risk.

8.2   Certificates.   The foregoing insurance shall be maintained with carriers
      -------------
reasonably satisfactory to Metricom, and the terms of coverage shall be as evidenced by certificates to be furnished Metricom. Such certificates shall provide that thirty (30) days' written Notice shall be given to Metricom by insurer prior to cancellation of any policy.

8.3   Waiver of Subrogation.   WFI shall require its insurance carriers, with
      ----------------------
respect to all insurance policies to be carried with respect to the Project to waive all rights of subrogation against Metricom. WFI agrees to exercise its best efforts to obtain from its Subcontractors waivers of subrogation.

ARTICLE IX  TRANSFER AND ACCEPTANCE
            -----------------------

9.1   Substantial Completion.   When WFI deems that the Services, a Site or any
      -----------------------
other portion thereof has reached Substantial Completion and is ready for initial inspection, it shall so advise Metricom.

Within [***] of such advice, Metricom shall provide written notice (i) that Substantial Completion has occurred; or (ii) why the Services, a Site, or any portion thereof has not achieved Substantial Completion. If Metricom fails to take any action within the [***], the issue shall be resolved in accordance with
Section 13.1.


9.2   Care, Custody and Control.   The care, custody and control of the Services
      --------------------------
shall pass from WFI to Metricom on written agreement that the Services, a Site or any portion thereof has reached Substantial Completion, but subject to the warranty and other continuing obligations of WFI hereunder, including WFI's obligation to complete all Punch List Items outstanding as of Substantial Completion. In any event, the care, custody, and control of the Services or portion thereof shall pass to Metricom no later than the time when Metricom either starts Beneficial Use of or takes physical possession thereof. From and after the date of the transfer of the care, custody, and control of the Services or portion thereof, (a) Metricom shall assume all risks of physical loss or damage thereto and all responsibility for compliance by the Services or portion thereof with applicable safety and Environmental Laws and all other Laws and Regulations and (b) Metricom shall, and does hereby, release WFI from loss or damage to the Services, except as provided for otherwise in the Agreement, which may thereafter occur.

9.3   Creation of Punch List.
      -----------------------

      (a) As soon as WFI believes the state of the Services warrants such action, but in any event before commencing the Provisional Acceptance Tests, WFI will give a written Notice to Metricom that WFI is prepared to conduct a joint inspection of the Services, a Site or any portion of the Services.

      (b) Metricom and WFI will cooperate with each other in scheduling and conducting a joint inspection of the Services, a Site or any portion of the Services as soon as reasonably possible after Metricom's receipt of WFI's Notice, but in any event within five (5) Days of its receipt. At Metricom's option, Punch List Items may be prepared and joint inspections performed on a components-by-components or systems-by-systems basis.

      (c) Within five (5) Days of completion of any such joint inspection, but in any event within ten (10) Days of WFI's Notice to Metricom of WFI's readiness for a joint inspection of the Services, a Site or systems or components thereof, Metricom shall prepare and deliver to WFI a written description of all items of the Services (other than the Provisional Acceptance Tests or additional Services revealed by such tests or necessary to achieve Successful Completion of such tests) which Metricom, in its best good faith judgment, believes have not been completed or require revision or correction to cause them to conform with the requirements of this Agreement.

      (d) Promptly following Metricom's delivery of its proposed list of Punch List Items to WFI, WFI shall commence and thereafter diligently pursue the completion of all items of the Services which WFI, in its best good faith judgment, believes have not been completed or require revision or correction to cause them to conform with the requirements of this Agreement.

      (e) It is specifically understood and agreed that WFI's acceptance of or agreement on a list of Punch List Items shall not alter or diminish either WFI's obligation to complete all of the Services, or Metricom's right to require its completion, in accordance with this Agreement.

9.4   Final Completion.   The final completion of the Services ("Final
      -----------------
Completion") shall occur on the last to occur of (a) the completion in its entirety of all physical construction of the Services in accordance with this Agreement, including, without limitation, the completion of such finish items as final painting and insulation and completion of Punch List Items, (b) the completion of all other Services in accordance with this Agreement, and (c) the Successful Completion of the Provisional Acceptance Tests.

* Confidential Treatment Requested

ARTICLE X  DEFAULT, TERMINATION, CANCELLATION AND SUSPENSION
           -------------------------------------------------

10.1  Events of Default.   A party shall be in default of its obligations
      ------------------
pursuant to this Agreement (a "WFI Default" in the case of WFI's obligations or a "Metricom Default" in the case of Metricom's obligations) upon the occurrence of any one or more of the following circumstances, unless, except as to Section
10.1 (a) below, the party's act or failure giving rise to such circumstance is excused as being the result of an event described in Article XII (Force Majeure).

      (a)   Nonpayment.  A party fails to pay or causes to be paid any amount
            -----------
            that has become due and payable by a party to the other party hereunder within five (5) Days after Notice of such failure;

      (b)   Breach of Representations or Covenant.  Any material representation
            --------------------------------------
            made by a party pursuant to this Agreement that shall prove to have been incorrect as of the date such representation was made or deemed to have been made; or if a party fails duly to observe or perform any of the other material covenants and agreements contained in this Agreement and such failure continues for [***] after Notice to specifying such failure, except that such failure shall not be deemed a default if, promptly after Notice, the defaulting party commences in good faith and thereafter diligently prosecutes measures which may reasonably be expected to effect a cure of such misrepresentation in such a way and by such time as shall avoid any adverse effect on the non-defaulting party's rights under this Agreement, or that party's ability to achieve its obligations under this Agreement. The cure period for breach of Sections 12.3 and 16.6 shall be [***];

      (c)   Insolvency.  A party becomes insolvent, or fails generally to pay
            -----------
            its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of creditors;

      (d)   Voluntary Bankruptcy.  A party commences any case, proceeding or
            ---------------------
            other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of itself or its debts or assets, or adopts an arrangement with creditors, under any bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar law of the United States or any state thereof for the relief of creditors or affecting the rights or remedies of creditors generally (collectively, "Debtor Relief Laws");

      (e)   Involuntary Bankruptcy.  There shall be instituted against a party
            -----------------------
            under any Debtor Relief Laws any case, proceeding or action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of that party or its debts or assets, which shall be continuing and shall not have been terminated, stayed or dismissed within thirty (30) Days after commencement, or a trustee, receiver, custodian or other official is appointed for or to take possession of all or any part of the property of that party, which action remains undismissed for a period of thirty (30) Days;

      (f)   Nonperformance.  A party disregards any applicable Laws and
            ---------------
            Regulations, the disregard of which may have a material adverse effect on the non-defaulting party's rights under this Agreement and such disregard continues for five (5) Business Days after written Notice from the non-defaulting party; or in the case of WFI, after written Notice of default from Metricom, WFI fails to provide Metricom with a cure plan and fails to commence a cure of said default in accordance with the cure plan within five (5) Business Days.

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* CONFIDENTIAL TREATMENT REQUEST(ED)

      (g)   Abandonment.  A party abandons the Project (except due to a
            ------------
            suspension of the Services permitted pursuant to this Agreement), which may have a material adverse effect on the non-defaulting party's rights under this Agreement, and the defaulting party fails to recommence the Project within five (5) Business Days after written Notice from the non-defaulting party; or a party repudiates this Agreement.

10.2  Metricom Remedies for WFI Default.   In the event of a WFI Default,
      ----------------------------------
Metricom shall have any or all of the following rights and remedies, and WFI shall have the following obligations:

      (a)   Termination.  Metricom, without prejudice to any of its other rights
            ------------
            or remedies under this Agreement, may terminate this Agreement immediately by delivery of a Notice of termination to WFI;

      (b)   Withdrawal of WFI.  If requested by Metricom, WFI shall withdraw
            ------------------
            from the Project, assign to Metricom such of WFI's subcontracts and Vendor contracts as Metricom may request, and remove such Construction Aids, and materials and equipment used by and any debris or waste materials generated by WFI in the performance of the Services as Metricom may direct, and Metricom may take possession of any and all designs, Construction Aids, and materials and equipment, purchase orders, inquiries, schedules, drawings, and facilities of WFI that Metricom deems necessary to complete of the Services;

      (c)   Equitable Remedies.  Metricom may seek equitable relief to cause WFI
            -------------------
            to take action, or to refrain from taking action pursuant to this Agreement, or to make restitution of amounts improperly received under this Agreement: or

      (d)   Damages.  Metricom may seek damages equal to the reasonable costs in
            --------
            excess of the Project Cost incurred by Metricom or any party acting in Metricom's behalf in completing the Services or having the Services completed. Metricom shall be entitled to withhold further payments to WFI until Metricom determines that WFI is entitled under this Agreement to further payments. Upon completion of the Services by Metricom or third parties, the total cost of the Services shall be determined, and Metricom shall notify WFI in writing of the amount, if any, that WFI shall pay Metricom.

10.3  WFI Remedies for Metricom Default.   In the event of an Metricom Default,
      ----------------------------------
WFI shall have any or all of the following rights and remedies, in addition to those rights and remedies that may otherwise be available to WFI under this
Agreement:

      (a)   Suspension.  WFI may suspend performance of the Services upon no
            -----------
            less than ten (10) Business Days' Notice to Metricom. In that event, WFI shall be paid for all costs incurred and arising from or connected with the suspension, including costs of demobilization, stand-down time and remobilization.

      (b)   Termination.  WFI may terminate this Agreement upon no less than ten
            ------------
            (10) Business Days' Notice to Metricom;

      (c)   Equitable Remedies.  WFI may seek equitable relief to cause Metricom
            -------------------
            to take action, or to refrain from taking action pursuant to this Agreement; or

      (d)   Damages.  WFI may seek damages for an Metricom Default for all costs
            --------
            incurred by WFI arising from the Metricom Default, including demobilization and cancellation costs, including any charges by Vendors and Subcontractors. Notwithstanding any provision in this Agreement to the contrary or any certificates or representations made by WFI to the contrary, the parties agree in the event of an Metricom Default, WFI reserves its rights under applicable law to secure any damages suffered by WFI, whether arising from Metricom's failure to pay amount due under this Agreement or otherwise, as allowed pursuant to any statutory or equitable right permitting a Mechanics' or Materialmen's Lien.

10.4  Termination for Convenience.   Metricom may, in its sole discretion,
      ----------------------------
terminate all or any part of the Services without cause at any time by giving [***] advance written Notice of termination to WFI specifying the portion of the Services to be terminated and the effective date of such termination. Immediately upon the effective date of such termination, WFI shall stop performance of the terminated Services and immediately order and commence demobilization with regard to the terminated Services. WFI shall continue to proceed with any part of the Services (if any) not terminated. Upon such termination, Metricom and WFI shall have the following rights, obligations and duties:

      (a) In case of partial termination of the Services, Metricom and WFI shall cooperate and negotiate in good faith to agree upon a Change effecting appropriate adjustments in the Project Cost, Milestone Payment Schedule and other relevant matters based upon such partial termination. In that regard, WFI shall be compensated for any additional costs arising from a partial termination, including Vendor or Subcontractor cancellation charges. Any such Change shall be incorporated in a Change Order or amendment of this Agreement;

      (b) Upon any termination pursuant to this Article X, Metricom may, at its option, elect to (a) assume the responsibility for and take title to and possession of any and all Services that is terminated at the Site, excluding Construction Aids, and/or (b) succeed to the interests of WFI in any or all purchase orders, contracts and subcontracts entered into by WFI with respect to such Services provided, (i) any such assignment is subject to the concurrent payment by Metricom of amounts due WFI under this Section 10.5, (ii) such assignment is acceptable to the respective Subcontractor or Vendor that is a party to such purchase order, contracts or subcontracts and (iii) WFI is released by Metricom and such Subcontractors and Vendors in a form acceptable to WFI from all further obligations and liability thereunder.

10.5  Suspension by Metricom.   Metricom may, at any time after issuance of the
      -----------------------
Notice to Proceed and for any reason, suspend performance of the Services or any portion thereof by giving [***] written Notice to WFI, unless WFI agrees in writing to a shorter Notice period. Such suspension shall continue for the period (the "Suspension Period") specified in the suspension Notice. Should the Services be so suspended, WFI shall be paid for all costs incurred in accordance with the provision of Article V for Services performed to the date of suspension and through demobilization and remobilization, including any suspension or cancellation charges by vendors and Subcontractors.

      (a)   Resumption of Services.  In the case of any suspension under this
            -----------------------
            Article X, the dates set forth in this Agreement and in the Project Schedule and other dates for performance by WFI hereunder shall be equitably extended for the Suspension Period, any WFI rights or obligations under the Agreement affected by the suspension shall be equitably adjusted and the Project Cost shall be increased to reflect substantiated increases in the cost of performance of the Services and any additional costs incurred by WFI arising from the suspension.

      (b)   Termination.  If, at the end of the specified Suspension Period,
            ------------
            Metricom has not required a resumption of the Services or has not notified WFI of any extension of the Suspension Period, WFI may elect to treat the suspension as a Termination for Convenience effective as of the commencement date of the Suspension Period, and Metricom shall pay WFI for (i) the Services performed, (ii) those other costs attributable to the suspension and (iii) any other amounts payable pursuant to Article X.

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* CONFIDENTIAL TREATMENT REQUEST(ED)

ARTICLE XI  FORCE MAJEURE
            -------------

11.1  Defined.   "Force Majeure" as used in this Agreement means events beyond
      --------
the reasonable control of Metricom or WFI, as the case may be (an "Affected Party"), including, but not limited to, the following events: acts of God, fire, flood, earthquake, public disorder, war (declared or undeclared), sabotage, governmental acts and decrees, inability to obtain or delays in obtaining Permits, any change in Laws and Regulations, riots, labor strikes, boycotts, work slowdowns and all other labor difficulties (whether direct or indirect), subsurface conditions, breakdown or damage to necessary facilities or transportation delays, hostilities or acts of terrorism, rebellion or sabotage or damage resulting therefrom, fires, floods, explosions and accidents; provided, however, no such event shall constitute Force Majeure in the event such event is caused solely by the negligent or intentional acts, errors or omissions of, or material failure to comply with any Law or Regulation by, an Affected Party or its related and affiliated entities, or a WFI Default or an Metricom Default, as the case may be.

      (a) The more general provisions of this Section 12.1 to the contrary notwithstanding, it is specifically agreed the following specific events are to be treated as being, or not being, Force Majeure events with respect to WFI, as stipulated below, for all purposes of this Agreement:

            [***]

11.2  Notice of Event.   No Affected Party shall be in default under this
      ----------------
Agreement for failure to perform any obligation or for delay in the performance of any obligation as a result of a Force Majeure event, with the exception of any obligation to make payment of money due under this Agreement, provided the Affected Party shall give written Notice to the other party of the Force Majeure event promptly upon the Affected Party's receipt of knowledge of such event. In the case of WFI, receipt of knowledge of such event shall occur only when such event is brought to the attention of WFI's Representative (or any replacement of such person or any designee of such person in such person's absence). In the case of Metricom, receipt of knowledge of such event shall occur only when such event is brought to the attention of Metricom's Representative (or any replacement of such person or any designee of such person in such person's absence). The Affected Party shall provide the other party with (i) periodic supplemental written notices during the period of the Force Majeure regarding any change, development, progress or other relevant information concerning the Force Majeure event, and (ii) written Notice promptly of the termination of the Force Majeure event. The Affected Party shall use reasonable efforts to avoid and to minimize the effect of a Force Majeure event;

11.3 [***].  In the event [***]
     ------

ARTICLE XII  INTELLECTUAL PROPERTY
             ---------------------

12.1  Title to Plans and Specifications.   Drawings and specifications prepared
      ----------------------------------
by WFI pursuant to this Agreement, which Metricom may require WFI to supply in accordance with the Agreement shall become the property of Metricom after transfer of title thereto and Metricom agrees to use the information contained therein solely for the purpose of facilitating or completing construction, maintenance, operation, modification and repair of the Facilities and any duplication thereof shall be solely for Metricom's internal use, in whole or in part, and agrees not to disclose the same or information contained therein to others for any other purpose, without the written consent of WFI. In the event Metricom uses such information for any other purpose, Metricom agrees to release, defend, indemnify and hold WFI harmless from and against any liability arising out of claims or suits asserted against WFI. Nothing herein shall be construed as limiting WFI's ownership of all rights to use its basic know-how, experience and skills, whether or not acquired during performance of the Services or to perform any engineering design or other services for any other party.

12.2  Infringement.   WFI shall defend, indemnify and hold Metricom and its
      -------------
respective affiliates, successors, assigns, employees, agents, officers and directors harmless from and against all damages, losses, costs and expenses (including, but not limited to, court costs and fees and expenses of counsel) resulting from any action brought against Metricom to the extent based on a claim that the drawings and specifications prepared by WFI pursuant to the Agreement infringes any patent or copyright if Metricom promptly notifies WFI of the claim, furnishes WFI a copy of each written correspondence relating to the claim and gives WFI authority, information and assistance (at WFI's expense) necessary to defend or settle the claim.

12.3  Non-Disclosure Agreements.   Any written agreements between WFI and
      --------------------------
Metricom entered into prior to the effective date hereof relating to secrecy or confidentiality of information exchanged between WFI and Metricom shall be deemed incorporated herein by reference as if fully set forth in this Agreement. The parties agree not to disclose the terms contained in this Agreement except to the extent necessary to enable the parties to fulfill their obligations under this Agreement.

12.4  Patents.   WFI shall include, as a term or condition of each subcontract
      --------
and purchase order employed by it in the performance of the Services, a patent indemnification provision extending from the Vendor under such purchase order to Metricom and WFI, and to render such assistance to Metricom as may be reasonably required on a reimbursable cost basis to enforce the terms of such indemnification by Vendors.

ARTICLE XIII  DISPUTE RESOLUTION
              ------------------

13.1  General Disputes.   In the event of a dispute between the parties arising
      -----------------
under or relating to this Agreement, excluding any disputes related to Sections
12.3 and 16.6, which cannot be amicably resolved within five (5) Business Days by the individuals appointed pursuant to Section 2.7 and Section 3.1 hereof, such dispute shall be referred to a representative of senior management of the parties hereto for resolution. If senior management of the parties cannot amicably resolve the dispute within ten (10) Business Days the dispute shall be submitted to arbitration pursuant to Section 13.2.

13.2  Disputes Involving Changes.   In the event a dispute arises pursuant to
      ---------------------------
the provisions of Article IV, which is unresolved pursuant to Section 13.1, such dispute shall be decided by binding arbitration with the firm of Judicial Arbitration & Mediation Services, Inc. - Endispute ("JAMS"), acting as the sole arbitrator in accordance with the current version of the Streamlined Arbitration Rules and Procedures of JAMS (the "Rules"). The award is final and binding, and no appeal may be taken on the grounds of error in the application of the law or finding of fact. Judgment may be entered on the award, and the award may be judicially enforced. Any other claims, disputes and other matters in question arising out of or relating to this Agreement or the breach thereof may, if the parties mutually agree, be decided by mediation or arbitration by JAMS.

13.3  Waiver of Jury Trial.   To the full extent permitted by law, Metricom and
      ---------------------
WFI hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect to any litigation based hereon, or arising out of, under, or in connection with, this Agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of Metricom or WFI. The parties acknowledge and agree that they have received full and sufficient consideration for this provision and that this provision is a material inducement for each party entering into this Agreement.

13.4  Enforcement Costs.   In the event of any arbitration or litigation
      ------------------
arising out of or in connection with this Agreement between Metricom and WFI, the prevailing party in such arbitration or litigation shall be paid by the nonprevailing party the costs (including reasonable attorneys' fees and expenses) incurred by such prevailing party in connection with such arbitration or litigation.

ARTICLE XIV  INJUNCTIVE RELIEF FOR BREACH
             ----------------------------

14.1  Injunctive Relief for Breach.   WFI's  obligations of confidentiality
      -----------------------------
under the Agreement are of a unique character that gives them particular value; breach of any of such obligations will result in irreparable and continuing damage to Metricom for which there will be no adequate remedy at law; and, in the event of such breach, Metricom will be entitled to seek injunctive relief and/or a decree for specific performance and such other and further relief as may be proper (including monetary damages if appropriate).

ARTICLE XV  LIMITATION OF LIABILITY
            -----------------------

15.1  Exclusion of Consequential Damages.   Neither Metricom or WRI shall be
      -----------------------------------
liable, in any event, for any special, indirect, incidental or consequential damages of any nature arising at any time or from any cause whatsoever, including specifically, but without limitation, loss of profits or revenue, loss of use of Components or the Services, non-operation or increased expense of operation or maintenance of Components or Services, cost of capital, interest or cost of purchased or replacement equipment or systems.

ARTICLE XVI  GENERAL PROVISIONS
             ------------------

16.1  Independent Contractor.   WFI is and shall act as an independent
      -----------------------
contractor in the performance of its obligations under this Agreement. Notwithstanding the foregoing, both Parties acknowledge and agree that WFI employees, during the Initial Term and any Renewal Terms, shall be working at the direction and management of Metricom; however, WFI shall retain full control of and supervision over its own employees. WFI's personnel performing Services are agents, employees or subcontractors of WFI and are not employees of Metricom. Nothing herein shall be deemed to create any other relationship between the Parties, including, without limitation, a partnership, joint or shared venture, employer-employee or attorney-client relation. WFI shall be solely liable for all matters relating to compensation, unemployment, disability insurance, social security, withholding and all other federal, state and local laws, rules and regulations governing such matters. WFI will honor Metricom's request for the removal of any particular employee of WFI from the Project, provided that Metricom has first submitted a written request to WFI setting forth lawful and reasonable reasons for such request.

16.2  Notices.   All notices pertaining to this Agreement shall be in writing
      --------
and shall be sufficient when sent (i) by registered or certified mail, return receipt requested, upon verification of receipt; (ii) by personal delivery when delivered personally; (iii) by overnight courier upon written verification of receipt; or (iv) by telecopy, or facsimile transmission (with oral confirmation), at the following address or at such other address for either party as it shall from time to time specify in a Notice to the other party which complies with the requirement of this Section 16.2:

      If to Metricom:
            ---------

      [***]
      General Counsel
      Metricom, Inc.980 University Avenue
      Los Gatos, CA 95032
      Telephone: 408-399-8200
      Fax:  408-399-8274

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* CONFIDENTIAL TREATMENT REQUEST(ED)

      If to WFI:
            ----

      Masood Tayebi, Ph.D. President
      Wireless Facilities, Inc.
      San Diego Tech Center
      9805 Scranton Road, Suite 100
      San Diego, CA 92121
      Telephone:  (619) 824-2929
      Fax: (619) 824-2928

16.3  Representations and Remedies.   Neither party makes any representations,
      ----------------------------
covenants, warranties, or guarantees, express or implied, other than those expressly set forth herein. Nothing herein shall be construed as limiting either party's right to any other remedies at law, including recovery of damages for breach of the Agreement.

16.4  Solicitation of Employment.   WFI and Metricom agree that, during the
      ---------------------------
Initial Term and any Renewal Terms of this Agreement, and for [***] after the expiration or earlier termination of this Agreement, neither Party shall solicit nor accept for employment any employees of the other Party who have worked on or performed Services in connection with the Project, without first obtaining the express written consent of the other Party.

16.5  Interpretation.
      ---------------

      (a)   Waivers and Amendments.  Waiver by either Party of any default
            -----------------------
            hereunder by the other Party shall not be deemed a waiver of any other default. No provision of this Agreement shall be deemed waived, amended or modified by either Party, unless such waiver, amendment or modification is in writing and signed by the authorized representative of each Party.

      (b)   Governing Law; Consent to Jurisdiction and Venue.  This Agreement
            -------------------------------------------------
            shall be construed in accordance with the laws of the State of California, irrespective of its conflict of law principles. Each Party hereby agrees to submit to the in personam jurisdiction of and
                                                    --------
            consents to the laying of venue in the courts in San Diego, California for any suit, action or proceeding between the Parties that arises out of this Agreement or the Parties' performance of their obligations hereunder, and expressly agrees to waive any defense thereto.

      (c)   Severability.  If any provision or any part of a provision of this
            ------------
            Agreement shall be held invalid or unenforceable, then the remaining portions of that provision and the remainder of the Agreement shall be construed as if not containing the particular invalid or unenforceable provision or portion thereof, and the rights and obligations of each Party shall be construed and enforced accordingly.

      (d)   Survival.  The terms, conditions and warranties contained in this
            ---------
            Agreement that by their sense and context are intended to survive the termination or expiration of this Agreement shall so survive; including, without limitation, the provisions of Sections 5, 9, 10, 14 and 16.

      (e)   Assignment.  This Agreement is binding upon and inures to the
            -----------
            benefit of the Parties and their respective permitted successors and assigns. A Party may assign its rights and/or delegate its duties under this Agreement to any third party only with the prior written consent, which shall not be unreasonable withheld, of the other Party, except that an assignment to a third party that controls, is controlled by, is under common control with, or

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* CONFIDENTIAL TREATMENT REQUEST(ED)
            is the legal successor of the assigning Party shall not require the non-assigning Party's consent provided, however, that the assignee shall expressly assume the assigning Party's obligations hereunder and shall be subject to all of the terms and conditions of this Agreement. Any assignment of rights or delegation of duties under this Agreement by a Party will not release that Party from its obligations hereunder. Any assignment contrary to these provision shall be null and void.

      (f)   Headings; Construction; Incorporation of Recitals.  The headings of
            --------------------------------------------------
            the paragraphs of this Agreement are inserted for convenience only and are not intended to affect its meaning or interpretation. Throughout this Agreement, the singular shall apply to the plural and the plural to the singular, unless the context clearly indicates otherwise. The recitals set forth in the beginning of this Agreement are hereby incorporated and made a material part hereof.

      (g)   Further Assurance.  The Parties shall execute and deliver such
            ------------------
            further documents and instruments and perform such further acts as may be reasonably be required to carry out the intent and purposes of this Agreement.

      (h)   Enforceability.  Indemnities against, releases from, assumptions of
            ---------------
            and limitations on liability expressed in this Agreement, as well as waivers of subrogation rights, shall apply even in the event of the fault, negligence or strict liability of the party indemnified or released or whose liability is limited or assumed or against whom rights of subrogation are waived and shall extend to the officers, directors, employees, licensors, agents, partners and related entities of such party and its partners and related entities.

      (i)   No Third Party Beneficiaries.  The parties agree to look solely to
            -----------------------------
            each other with respect to the obligations and liability arising in connection with this Agreement and the Services performed hereunder. This Agreement and each and every provision hereof is for the exclusive benefit of Metricom and WFI their successors and assigns and not for the benefit of any third.

      (j)   Audit Rights.  Metricom may audit and inspect WFI's records and
            -------------
            accounts covering reimbursable costs, unit rates, fixed rates, unit prices, and time and material costs for a period of one (1) year following the invoicing for such Services. The purpose of any such audit shall be only for verification of such costs, and Company shall not be required to keep records of or provide access to the make-up of lump sums, fixed rates or amounts expressed as a percentage of other costs.

16.6  Confidentiality.   Each Party may make available ("Disclosing Party") to
      ----------------
the other ("Receiving Party") access to certain trade secrets and other confidential technical, business and financial information, including the contents of this Agreement and the Exhibits thereto (collectively, "Confidential Information"). So long as and to the extent that Confidential Information is clearly and identifiably marked "Confidential" or "Proprietary" (if in tangible form) or is not generally available to the public from other sources, each Party shall safeguard such Confidential Information in the manner in which it safeguards its own confidential information, and shall not disclose Confidential Information to its employees, contractors and agents, except to the extent necessary to enable it to fulfill its obligations under this Agreement. The Parties obligations set forth in this Section 17.8 shall not apply with respect to any portion of the Confidential Information that the Receiving Party can document by competent proof that such portion: (a) was in the public domain at the time it was communicated to the Receiving Party by the Disclosing Party; (b) entered the public domain through no fault of the Receiving Party, subsequent to the time it was communicated to the Receiving Party by the Disclosing Party; (c) was in Receiving Party's possession free of any obligation of confidence at the time it was communicated to Receiving Party by Disclosing Party; (d) was rightfully communicated to Receiving Party free of any obligation of confidence subsequent to the time it was communicated to Receiving Party by the Disclosing Party; (e) was developed by employees or agents of Receiving Party independently of and without reference to any information communicated to Receiving Party by Disclosing Party; or (f) was communicated by Disclosing Party to an unaffiliated third party free of any obligation of confidentiality. In addition, Receiving Party may disclose the Disclosing Party's Confidential Information in response to a valid order by a court or other governmental body, as otherwise required by law. All Confidential Information furnished to the Receiving Party by the Disclosing Party is the sole and exclusive property of the Disclosing Party or its suppliers or customers.

16.7  No Conflict of Interest.   During the term of this Agreement, WFI will not
      ------------------------
accept work, enter into a contract, or accept an obligation from any third party which would prevent WFI from performing its obligations under this Agreement.

16.8  Exhibit List.
      -------------

      Exhibit I:   Statement of Work/Deliverables
      Exhibit II:  Project Schedule
      Exhibit III: Schedule of Values


16.9  Conflicting Provisions.   This Agreement, as defined in this Section
      -----------------------
16.9, sets forth the full and complete understanding of the parties as of the date first above stated, and it supersedes any and all agreements and representations made or dated prior thereto. In the event of any conflict between the following documents, the terms and provisions shall govern in the following order:

      (i) any Amendments or Changes then in effect, in the inverse order of their dates of effectiveness;

      (ii)  this Agreement, excluding all Exhibits;

      (iii) the Statement of Work, Exhibit I;

      (iv)  all other Exhibits.

      Each party shall notify the other in writing immediately upon discovering any conflict among the documents listed above.

16.10 Entire Agreement; Modifications.   This Agreement, including the
      --------------------------------
Exhibits attached hereto, constitutes the entire agreement between the Parties with respect to the subject matter hereof as of the Effective Date with respect to the Services. All prior and contemporaneous agreements, representations, statements, negotiations, understandings and undertakings, whether written or oral, are superseded by this Agreement. This Agreement may be modified only in a written document signed by both Parties.

THE PARTIES ACKNOWLEDGE AND AGREE THE TERMS AND CONDITIONS OF THIS AGREEMENT HAVE BEEN FREELY, FAIRLY AND THOROUGHLY NEGOTIATED. FURTHER, THE PARTIES ACKNOWLEDGE AND AGREE SUCH TERMS AND CONDITIONS, INCLUDING BUT NOT LIMITED TO THOSE RELATING TO WAIVERS, ALLOCATIONS OF, RELEASES FROM, INDEMNITIES AGAINST AND LIMITATIONS OF LIABILITY, WHICH MAY REQUIRE CONSPICUOUS IDENTIFICATION, HAVE NOT BEEN SO IDENTIFIED BY MUTUAL AGREEMENT AND THE PARTIES HAVE ACTUAL KNOWLEDGE OF THE INTENT AND EFFECT OF SUCH TERMS AND CONDITIONS. EACH PARTY ACKNOWLEDGES THAT IN EXECUTING THIS AGREEMENT THEY RELY SOLELY ON THEIR OWN JUDGMENT, BELIEF, AND KNOWLEDGE, AND SUCH ADVICE AS THEY MAY HAVE RECEIVED FROM THEIR OWN COUNSEL, AND THEY HAVE NOT

BEEN INFLUENCED BY ANY REPRESENTATION OR STATEMENTS MADE BY ANY OTHER PARTY OR ITS COUNSEL. NO PROVISION IN THIS AGREEMENT IS TO BE INTERPRETED FOR OR AGAINST ANY PARTY BECAUSE THAT PARTY OR ITS COUNSEL DRAFTED SUCH PROVISION.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

METRICOM, INC.                           WIRELESS FACILITIES, INC.

/s/ Dale W. Marquart                     /s/ Masood K. Tayebi
- --------------------------               -------------------------------

By: Dale W. Marquart                      By:  Masood K. Tayebi
   -----------------------                  ----------------------------

Title: General Counsel                   Title: President
      --------------------                     -------------------------

Date: 09-27-99                           Date:  09-27-99
     ---------------------                    --------------------------

                                   EXHIBIT I
                                      TO
                           MASTER SERVICES AGREEMENT
             BETWEEN METRICOM, INC. AND WIRELESS FACILITIES, INC.
                           DATED SEPTEMBER 21, 1999

                     STATEMENT OF WORK FOR RF ENGINEERING
                     ------------------------------------

Services Description:

  This scope of work describes the tasks to be performed for the turnkey RF engineering services ("RF Engineering Services"). The task descriptions include Metricom responsibilities, WFI responsibilities, task descriptions, and deliverables for each phase of the project.

Warranty:

  In accordance with Section 6.1 of the Agreement, the WFI Warranty Period for this Part I will be [***] from the date of entitlement for payment for Punch List Complete/Site Acceptance, as defined in Exhibit III of the Agreement.

Term of Agreement:

  WFI and Metricom have executed a Master Services Agreement and this Statement of Work, which, taken together, form an exclusive agreement between WFI and Metricom for the provisioning of RF Engineering Services as set forth in this Statement of Work. The exclusivity of the Agreement for RF Engineering Services expires [***], or upon completion of the [***] which occurs first, at the following rates.

     1. $[***] dollars per site up to an estimate of [***] sites
     2. $[***] dollars per site after [***] sites up to an estimate of [***] sites.

Task 1 Project Initiation
- -------------------------

A. Services Description:

   This task describes the mutual tasks and responsibilities for initiation of the RF engineering.

B. WFI Responsibilities:

   [***]


                    Metricom Confidential and Proprietary
          WFI Exhibit I to Master Services Agreement dated 09/21/99
                                    1 of 5


- -------------
* CONFIDENTIAL TREATMENT REQUEST(ED)

   [***]

C. Metricom responsibilities:

   1.  Provide network equipment specification documentation
   2.  Provide friendly/bulk site databases
   3.  Define GSA coverage boundaries
   4.  Network configuration and Decibel Planner tools training
   5.  Design criteria including link budget
   6.  Terrain Databases
   7.  Propagation tool software (Decibel Planner)
   8.  Supply drive test equipment

D. Project Initiation Deliverables:

   1.  Training complete
   2.  Engineers and drive test teams in market

Task 2: Preliminary Design
- --------------------------

A. Services Description:

   This task describes the mutual responsibilities required for completing the preliminary RF design.

B. WFI responsibilities:

   [***]


                     Metricom Confidential and Proprietary
          WFI Exhibit I to Master Services Agreement dated 09/21/99
                                    2 of 5


- -------------
* CONFIDENTIAL TREATMENT REQUEST(ED)

[***]


C. Metricom Responsibilities:

   1.  Approve preliminary design
   2.  Attendance by approval representatives at the design review

D. Deliverables

   1.  Preliminary design review
   2.  Sign-off on primary design

Task 3: Initial Search Ring Release
- -----------------------------------

A. Service Description:

   In this task RF engineering will release search area rings to the leasing teams.

B. WFI responsibilities:

   1.  Prepare initial search rings
   2.  Release search rings to Metricom for review
   3.  Release search rings to site development teams as instructed by Metricom

Metricom responsibilities:

   1.  Provide personnel to review and approve search rings.

D. Deliverables

   1.  Search Ring packages issued to leasing and zoning


                    Metricom Confidential and Proprietary
          WFI Exhibit I to Master Services Agreement dated 09/21/99
                                    3 of 5

- -------------
* CONFIDENTIAL TREATMENT REQUEST(ED)

Task 4: Field Design And Candidate Approvals:
- ---------------------------------------------

A. Services Description:

   Task 4 involves the mutual responsibilities and tasks needed for RF engineering to approve site locations. The process is an iterative process with all of the disciplines.

B. WFI responsibilities:

[***]

C. Metricom responsibilities:

   1.  Provide approval authority and sign-off for sites

D. Deliverables:

   1.  RF approval and sign-off of primary candidates
   2.  RF candidate  information forms complete


                     Metricom Confidential and Proprietary
          WFI Exhibit I to Master Services Agreement dated 09/21/99
                                    4 of 5


- -----------
* CONFIDENTIAL TREATMENT REQUEST(ED)

Task 5: Final Site Acceptance
- -----------------------------

A. Services Description:

   This task describes the mutual responsibilities and tasks needed to accept the site.

B. WFI responsibilities:

[***]

C. Metricom responsibilities:

   1.  Provide final design approval authority

D. Deliverables:

   1.  Final design review
   2.  Delivery all site information Site Candidate Package to Metricom
   3.  RF site acceptance complete


This Statement of Work is an attachment to the Master Services Agreement between Metricom, Inc. and Wireless Facilities, Inc. dated September 21, 1999. This Statement of Work may not be modified except in writing by both Parties.

Accepted by:

Metricom, Inc.  Wireless Facilities, Inc.
/s/ Dale W. Marquart                          /s/ Masood K. Tayebi
- ----------------------------------            ----------------------------------
By: Dale W. Marquart                      By: Masood K. Tayebi
   -------------------------------               -------------------------------
Title: General Counsel                        Title: President
      ----------------------------                  ----------------------------
Date:  9-27-99                                Date: 09-27-99
     -----------------------------                  ----------------------------


                  Metricom Confidential and Proprietary Date:
          WFI Exhibit I to Master Services Agreement dated 09/21/99
                                    5 of 5

- ----------
* CONFIDENTIAL TREATMENT REQUEST(ED)

                                   EXHIBIT II

- --------------------------------------------------------------------------------
                EXHIBIT II: PROJECT SCHEDULE FOR RP ENGINEERING
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------
            r        4th Quarter  1st Quarter   2nd Quarter  3rd Quarter  4th Quarter  1st Quarter
- --------------------------------------------------------------------------------------------------
Task Name   Aug Sep  Oct Nov Dec  Jan Feb Mar   Apr May Jun  Jul Aug Sep  Oct Nov Dec   Jan Feb
  [***]                                            [***]

                                  EXHIBIT III
                                      TO
                           MASTER SERVICES AGREEMENT
             BETWEEN METRICOM, INC. AND WIRELESS FACILITIES, INC.
                           DATED SEPTEMBER 21, 1999

                       RF ENGINEERING SCHEDULE OF VALUES




PART I-PRICE SCHEDULE

WFI and Metricom have executed a Master Services Agreement that is exclusive between WFI and Metricom for all RF engineering services as follows:

   1. [***] dollars per site up to an estimate of [***] sites
   2. [***] dollars per site after [***] sites up to an estimate of [***] sites.

The Exclusivity Agreement for RF engineering expires [***], or after completion of [***], whichever occurs first.



PART II-MILESTONE PAYMENT SCHEDULE

                                    RF ENGINEERING MILESTONE PAYMENT SCHEDULE
- -----------------------------------------------------------------------------------------------------------------
  NO.                    MILESTONE                       PCT                   DELIVERABLE
- -----------------------------------------------------------------------------------------------------------------

[***]                    [***]                          [***]                   [***]

- -----------------------------------------------------------------------------------------------------------------

CONDITIONS

Milestone one:   [***]                             [***]

Milestone two:   [***]                             [***]

Milestone three: [***]                             [***]

Milestone four:  [***]                             [***]


                     Metricom Confidential and Proprietary
     WFI Exhibit III to Master Services Agreement dated September 21, 1999
                                  Page 1 of 3

- -----------
* CONFIDENTIAL TREATMENT REQUEST(ED)

PART III-PROFESSIONAL SERVICES HOURLY RATES

The hourly rates set forth below shall apply to all Services performed by WFI that are in addition to those described in the Statement of Work. Metricom shall compensate WFI on an hourly basis in accordance with the rates set forth in the table below. WFI may invoice Metricom monthly for all hourly-billed Services rendered the previous period.

1.  These hourly rates do not include expenses or taxes.

                                     WIRELESS FACILITIES, INC.
                                     1999 Hourly Services Rates
- --------------------------------------------------------------------------------------------------------------
   Service Type                         Employment Category                    Hourly Rate        Monthly Rate
- --------------------------------------------------------------------------------------------------------------
Program Management                1   Project Manager                                  $[***]          $[***]
                                  2   Project Coordinator                              $[***]          $[***]
                                  3   Administrative Assistant                         $[***]          $[***]
RF Engineering                    4   Principal Engineer                               $[***]          $[***]
                                  5   Senior Engineer                                  $[***]          $[***]
                                  6   Design Engineer                                  $[***]          $[***]
                                  7   Engineer                                         $[***]          $[***]
                                  8   Associate Engineer                               $[***]          $[***]
                                  9   Technician                                       $[***]          $[***]
Network Engineering              10   Principal Engineer                               $[***]          $[***]
                                 11   Senior Engineer                                  $[***]          $[***]
                                 12   Design Engineer                                  $[***]          $[***]
                                 13   Engineer                                         $[***]          $[***]
                                 14   Associate Engineer                               $[***]          $[***]
                                 15   Technician                                       $[***]          $[***]
Site Acquisition                 16   Leasing Manager                                  $[***]          $[***]
                                 17   Zoning Manager                                   $[***]          $[***]
                                 18   Site Acquisition Specialist                      $[***]          $[***]
                                 19   Zoning Specialist                                $[***]          $[***]
                                 20   Paralegal                                        $[***]          $[***]
Construction Management          21   CM Construction Manager                          $[***]          $[***]
                                 22   CM Operations Manager                            $[***]          $[***]
                                 23   CM Construction Engineer                         $[***]          $[***]
                                 24   CM Project Coordinator                           $[***]          $[***]
                                 25   CM Utility Coordinator                           $[***]          $[***]
                                 26   CM Field Supervisor                              $[***]          $[***]
Installation & Maintenance       27   Cell-site Engineer                               $[***]          $[***]
                                 28   Switch Engineer                                  $[***]          $[***]
                                 29   Engineer Supervisor                              $[***]          $[***]
                                 30   Sr. Installer                                    $[***]          $[***]
                                 31   Installer                                        $[***]          $[***]
Documentation                    32   Document Controls Supervisor                     $[***]          $[***]
                                 33   Document Controls                                $[***]          $[***]
Logistics                        34   Logistics Manager                                $[***]          $[***]
GIS                              35   GIS Manager                                      $[***]          $[***]
                                 36   GIS Specialist                                   $[***]          $[***]
Business Consulting              37   Sr. Partner                                      $[***]          $[***]
                                 38   Partner                                          $[***]          $[***]
                                 39   Director                                         $[***]          $[***]
                                 40   Business Consultant                              $[***]          $[***]
Advanced Technology              41   Principal Staff Engineer                         $[***]          $[***]
                                 42   Sr. Staff Engineer                               $[***]          $[***]
                                 43   Staff Engineer                                   $[***]          $[***]
- --------------------------------------------------------------------------------------------------------------

                     Metricom Confidential and Proprietary
     WFI Exhibit III to Master Services Agreement dated September 21, 1999
                                  Page 2 of 3
- -----------
* CONFIDENTIAL TREATMENT REQUEST(ED)

PART IV-ADDITIONAL EXPENSES

Expense Summary
- ---------------

The following table summarizes which expenses are included in WFI's fixed pricing and which are considered pass-through expenses. WFI may invoice Metricom bi-weekly for reimbursable pass-through expenses.

- ---------------------------------------------------------------------------------------------------------------------------
                                                                              WFI                 Metricom Provided or
                                                                            Included              Reimbursed to WFI as
                                                                                                 Pass-Through expenses
Expense Summary:
- ----------------
Architect and Engineering Services                                            [***]                     [***]
Capital lease costs (if necessary)                                            [***]                     [***]
Cellular Phones/Pagers                                                        [***]                     [***]
Cellular/Paging Service (project related)                                     [***]                     [***]
Crane rental for drive testing                                                [***]                     [***]
Construction Contractor for site construction                                 [***]                     [***]
Easement Acquisition Costs (if necessary)                                     [***]                     [***]
Environmental Site Assessment                                                 [***]                     [***]
Expert Testimony (if necessary)                                               [***]                     [***]
Land-use attorney (if necessary)                                              [***]                     [***]
Lease option payments                                                         [***]                     [***]
License & Permit Fees                                                         [***]                     [***]
Field Expenses (maps, deeds, film developing, etc.)                           [***]                     [***]
Formal Site Survey                                                            [***]                     [***]
Frequency Coordination Study (preliminary and final)                          [***]                     [***]
GIS/Mapping (as necessary)                                                    [***]                     [***]
Mechanical and Electrical Drawings                                            [***]                     [***]
Vehicle Expenses (project related)                                            [***]                     [***]
Personal Computers & Related Software                                         [***]                     [***]
Office Supplies                                                               [***]                     [***]
CW Drive Test Equipment                                                       [***]                     [***]
Propagation Tools (software), terrain data bases                              [***]                     [***]
Propagation Tools (hardware  computer and plotter)                            [***]                     [***]
Overnight Mail (project related)                                              [***]                     [***]
Photo Simulations (as necessary)                                              [***]                     [***]
Soil Tests (geotechnical testing)                                             [***]                     [***]
Structural Analysis                                                           [***]                     [***]
Title (property ownership verification) Report Cost                           [***]                     [***]
Tower Stress and Foundation Analysis                                          [***]                     [***]
Travel and Living Expenses                                                    [***]                     [***]
Zoning/Filing/Permitting Fees                                                 [***]                     [***]

EXPENSES INCLUDED IN OFFICE SPACE  (See Note (1)
- ------------------------------------------------
Telephone/FAX Service (local/long distance) (1)                               [***]                     [***]
Office Rent, Furniture & Equipment  (1)                                       [***]                     [***]
Utilities (1)                                                                 [***]                     [***]
- ---------------------------------------------------------------------------------------------------------------------------

Note(1): Office Space will be compensated at a rate of $[***] per square foot per month, said rate will be subject to negotiation by Metricom and WFI based on demonstrated and substantial increased actual cost in a specific market.

                     Metricom Confidential and Proprietary
     WFI Exhibit III to Master Services Agreement dated September 21, 1999
                                  Page 3 of 3

- ---------
* CONFIDENTIAL TREATMENT REQUEST(ED)

Task 5: Final Site Acceptance
- -----------------------------

A. Services Description:

   This task describes the mutual responsibilities and tasks needed to accept the site.

B. WFI responsibilities:

   [***]

C. Metricom responsibilities:

   1.  Provide final design approval authority

D. Deliverables:

   1.  Final design review
   2.  Delivery all site information Site Candidate Package to Metricom
   3.  RF site acceptance complete

This Statement of Work is an attachment to the Master Services Agreement between Metricom, Inc. and Wireless Facilities, Inc. dated September 21, 1999. This Statement of Work may not be modified except in writing by both Parties.

Accepted by:

Metricom, Inc.                           Wireless Facilities, Inc.

   /s/ DALE W. MARQUART                     /s/ MASOOD K. TAYEBI
- ------------------------------------     ---------------------------------------
By:    Dale W. Marquart                  By:    Masood K. Tayebi
   ---------------------------------        ------------------------------------
Title: General Counsel                   Title: President
      ------------------------------           ---------------------------------
Date:  9-27-99                           Date:  09-27-99
     -------------------------------          ----------------------------------

                                  EXHIBIT III
                                      TO
                           MASTER SERVICES AGREEMENT
             BETWEEN METRICOM, INC. AND WIRELESS FACILITIES, INC.
                           DATED SEPTEMBER 21, 1999

                       RF ENGINEERING SCHEDULE OF VALUES




PART I-PRICE SCHEDULE

WFI and Metricom have executed a Master Services Agreement that is exclusive between WFI and Metricom for all RF engineering services as follows:

   1. [***] dollars per site up to an estimate of [***] sites
   2. [***] dollars per site after [***] sites up to an estimate of [***] sites.

The Exclusivity Agreement for RF engineering expires [***], or after completion of [***], whichever occurs first.



PART II-MILESTONE PAYMENT SCHEDULE

                                    RF ENGINEERING MILESTONE PAYMENT SCHEDULE
- -----------------------------------------------------------------------------------------------------------------
  NO.                    MILESTONE                       PCT                   DELIVERABLE
- -----------------------------------------------------------------------------------------------------------------

[***]                    [***]                          [***]                   [***]

- -----------------------------------------------------------------------------------------------------------------

CONDITIONS

Milestone one:   [***]                             [***]

Milestone two:   [***]                             [***]

Milestone three: [***]                             [***]

Milestone four:  [***]                             [***]


                     Metricom Confidential and Proprietary
     WFI Exhibit III to Master Services Agreement dated September 21, 1999
                                  Page 1 of 3

- -----------
* CONFIDENTIAL TREATMENT REQUEST(ED)

PART III-PROFESSIONAL SERVICES HOURLY RATES

The hourly rates set forth below shall apply to all Services performed by WFI that are in addition to those described in the Statement of Work. Metricom shall compensate WFI on an hourly basis in accordance with the rates set forth in the table below. WFI may invoice Metricom monthly for all hourly-billed Services rendered the previous period.

1.  These hourly rates do not include expenses or taxes.

                                     WIRELESS FACILITIES, INC.
                                     1999 Hourly Services Rates
- --------------------------------------------------------------------------------------------------------------
   Service Type                         Employment Category                    Hourly Rate        Monthly Rate
- --------------------------------------------------------------------------------------------------------------
Program Management                1   Project Manager                                  $[***]          $[***]
                                  2   Project Coordinator                              $[***]          $[***]
                                  3   Administrative Assistant                         $[***]          $[***]
RF Engineering                    4   Principal Engineer                               $[***]          $[***]
                                  5   Senior Engineer                                  $[***]          $[***]
                                  6   Design Engineer                                  $[***]          $[***]
                                  7   Engineer                                         $[***]          $[***]
                                  8   Associate Engineer                               $[***]          $[***]
                                  9   Technician                                       $[***]          $[***]
Network Engineering              10   Principal Engineer                               $[***]          $[***]
                                 11   Senior Engineer                                  $[***]          $[***]
                                 12   Design Engineer                                  $[***]          $[***]
                                 13   Engineer                                         $[***]          $[***]
                                 14   Associate Engineer                               $[***]          $[***]
                                 15   Technician                                       $[***]          $[***]
Site Acquisition                 16   Leasing Manager                                  $[***]          $[***]
                                 17   Zoning Manager                                   $[***]          $[***]
                                 18   Site Acquisition Specialist                      $[***]          $[***]
                                 19   Zoning Specialist                                $[***]          $[***]
                                 20   Paralegal                                        $[***]          $[***]
Construction Management          21   CM Construction Manager                          $[***]          $[***]
                                 22   CM Operations Manager                            $[***]          $[***]
                                 23   CM Construction Engineer                         $[***]          $[***]
                                 24   CM Project Coordinator                           $[***]          $[***]
                                 25   CM Utility Coordinator                           $[***]          $[***]
                                 26   CM Field Supervisor                              $[***]          $[***]
Installation & Maintenance       27   Cell-site Engineer                               $[***]          $[***]
                                 28   Switch Engineer                                  $[***]          $[***]
                                 29   Engineer Supervisor                              $[***]          $[***]
                                 30   Sr. Installer                                    $[***]          $[***]
                                 31   Installer                                        $[***]          $[***]
Documentation                    32   Document Controls Supervisor                     $[***]          $[***]
                                 33   Document Controls                                $[***]          $[***]
Logistics                        34   Logistics Manager                                $[***]          $[***]
GIS                              35   GIS Manager                                      $[***]          $[***]
                                 36   GIS Specialist                                   $[***]          $[***]
Business Consulting              37   Sr. Partner                                      $[***]          $[***]
                                 38   Partner                                          $[***]          $[***]
                                 39   Director                                         $[***]          $[***]
                                 40   Business Consultant                              $[***]          $[***]
Advanced Technology              41   Principal Staff Engineer                         $[***]          $[***]
                                 42   Sr. Staff Engineer                               $[***]          $[***]
                                 43   Staff Engineer                                   $[***]          $[***]
- --------------------------------------------------------------------------------------------------------------

                     Metricom Confidential and Proprietary
     WFI Exhibit III to Master Services Agreement dated September 21, 1999
                                  Page 2 of 3
- -----------
* CONFIDENTIAL TREATMENT REQUEST(ED)

PART IV-ADDITIONAL EXPENSES

Expense Summary
- ---------------

The following table summarizes which expenses are included in WFI's fixed pricing and which are considered pass-through expenses. WFI may invoice Metricom bi-weekly for reimbursable pass-through expenses.

- ---------------------------------------------------------------------------------------------------------------------------
                                                                              WFI                 Metricom Provided or
                                                                            Included              Reimbursed to WFI as
                                                                                                 Pass-Through expenses
Expense Summary:
- ----------------
Architect and Engineering Services                                            [***]                     [***]
Capital lease costs (if necessary)                                            [***]                     [***]
Cellular Phones/Pagers                                                        [***]                     [***]
Cellular/Paging Service (project related)                                     [***]                     [***]
Crane rental for drive testing                                                [***]                     [***]
Construction Contractor for site construction                                 [***]                     [***]
Easement Acquisition Costs (if necessary)                                     [***]                     [***]
Environmental Site Assessment                                                 [***]                     [***]
Expert Testimony (if necessary)                                               [***]                     [***]
Land-use attorney (if necessary)                                              [***]                     [***]
Lease option payments                                                         [***]                     [***]
License & Permit Fees                                                         [***]                     [***]
Field Expenses (maps, deeds, film developing, etc.)                           [***]                     [***]
Formal Site Survey                                                            [***]                     [***]
Frequency Coordination Study (preliminary and final)                          [***]                     [***]
GIS/Mapping (as necessary)                                                    [***]                     [***]
Mechanical and Electrical Drawings                                            [***]                     [***]
Vehicle Expenses (project related)                                            [***]                     [***]
Personal Computers & Related Software                                         [***]                     [***]
Office Supplies                                                               [***]                     [***]
CW Drive Test Equipment                                                       [***]                     [***]
Propagation Tools (software), terrain data bases                              [***]                     [***]
Propagation Tools (hardware  computer and plotter)                            [***]                     [***]
Overnight Mail (project related)                                              [***]                     [***]
Photo Simulations (as necessary)                                              [***]                     [***]
Soil Tests (geotechnical testing)                                             [***]                     [***]
Structural Analysis                                                           [***]                     [***]
Title (property ownership verification) Report Cost                           [***]                     [***]
Tower Stress and Foundation Analysis                                          [***]                     [***]
Travel and Living Expenses                                                    [***]                     [***]
Zoning/Filing/Permitting Fees                                                 [***]                     [***]

EXPENSES INCLUDED IN OFFICE SPACE  (See Note (1)
- ------------------------------------------------
Telephone/FAX Service (local/long distance) (1)                               [***]                     [***]
Office Rent, Furniture & Equipment  (1)                                       [***]                     [***]
Utilities (1)                                                                 [***]                     [***]
- ---------------------------------------------------------------------------------------------------------------------------

Note(1): Office Space will be compensated at a rate of $[***] per square foot per month, said rate will be subject to negotiation by Metricom and WFI based on demonstrated and substantial increased actual cost in a specific market.

                     Metricom Confidential and Proprietary
     WFI Exhibit III to Master Services Agreement dated September 21, 1999
                                  Page 3 of 3

- ---------
* CONFIDENTIAL TREATMENT REQUEST(ED)